United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-23259

(Investment Company Act File Number)

Federated Hermes Adviser Series

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Hermes Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

Peter J. Germain, Esquire

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 05/31/20

Date of Reporting Period: 05/31/20

Item 1.	Reports to Stockholders

Annual Shareholder Report
May 31, 2020
Share Class | Ticker	Institutional | PIEFX

Federated Emerging Markets Equity Fund
(Effective close of business June 26, 2020, the fund name was changed to Federated Hermes Emerging Markets Equity Fund)
Successor to the PNC Emerging Markets Equity Fund Established 2017

A Portfolio of Federated Adviser Series
(Effective close of business June 26, 2020, the registrant name was changed to Federated Hermes Adviser Series)
IMPORTANT NOTICE REGARDING REPORT DELIVERY
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4. Your election to receive reports in paper will apply to all funds held with the Fund complex or your financial intermediary.

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

J. Christopher
Donahue
President
Federated Emerging Markets Equity Fund
Letter from the President
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from June 1, 2019 through May 31, 2020.
As we all confront the unprecedented effects of the coronavirus and the challenges it presents to our families, communities, businesses and the financial markets, I want you to know that everyone at Federated Hermes is dedicated to helping you successfully navigate the markets ahead. You can count on us for the insights, investment management knowledge and client service that you have come to expect. Please refer to our website, FederatedInvestors.com, for timely updates on this and other economic and market matters.
Thank you for investing with us. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Management’s Discussion of Fund Performance (unaudited)
The total return of Federated Emerging Markets Equity Fund (the “Fund”), based on net asset value for the 12-month reporting period ended May 31, 2020 was 8.74% for Institutional Shares. The total return of the Morgan Stanley Capital International Emerging Markets (MSCI EM) Index1, the Fund’s broad-based securities market index, was -4.39% for the same period. The total return of Morningstar Diversified Emerging Markets Funds Average (MFDEMFA)2, a peer group average for the Fund, was -4.81% for the same period. The Fund’s and MFDEMFA’s total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the MSCI EM Index.
During the reporting period, the most significant factor affecting the Fund’s performance relative to the MSCI EM Index was security selection.
MARKET OVERVIEW
During the first half of the reporting period, markets dealt with a slowing global economy due to factors including U.S.-China trade tensions and ongoing Brexit negotiations. Just as conditions were beginning to improve, COVID-19 emerged onto the scene, dominating headlines and driving market sentiment. What began as an isolated event in China grew into a global pandemic. By the end of the period, global confirmed cases surpassed 6 million. The number of cases, recovery rates and mortality rates varied widely by country. Lockdowns to counter the spread of the virus became the norm throughout most of the world. In April, the global manufacturing Purchasing Managers Index (PMI) hit an eleven-year low of 39.7, the lowest level since the global financial crisis. On March 2, the Organization for Economic Cooperation and Development (OECD) revised its 2020 global economic growth projection to 2.4%, half a point lower than before the outbreak.
Global markets3 dropped precipitously as the crisis unfolded. Still, despite troubling economic signals, they began to rebound from March 23 lows. As a result, during the reporting period, the MSCI ACWI ex USA4 and the MSCI EM only fell -3.43% and -4.39%, respectively. The partial market recovery was driven by the gradual reopening of countries, as well as the unprecedented fiscal and monetary policy responses to the pandemic. In efforts to prevent complete economic collapse, global fiscal support has totaled about $9 trillion, and central banks around the world have cut policy rates.
Compounding the economic effects of fighting the pandemic, oil production conflicts and falling energy demand resulted in a dramatic decrease in oil prices. When Russia rejected a proposal in early March to curb production, Saudi Arabia boosted its production to full capacity and flooded the market with cheap oil; consequently, oil prices reached almost twenty-year lows of
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nearly $19 a barrel in April. Petro-state currencies and oil export revenue expectations weakened. Conversely, lower oil prices were a positive boost for consumers and for nations that heavily rely on energy imports, particularly in Asia. In order to lift oil prices, the Organization of Petroleum Exporting Countries and allies including Russia (OPEC+) eventually reached an unprecedented agreement to curb the output of oil.
Asia was the first region affected by the coronavirus. Existing public health protocols and infrastructure resulted in quicker government responses, especially in countries that have experienced pandemics in recent history. In conjunction with Chinese New Year celebrations, China was first to be negatively impacted as the virus emanated from Wuhan in the Hubei province. The country took intense measures to lock down cities and provinces most at risk, which negatively impacted economic activity. As the first in and out of lockdown, China was the only country at period-end with a manufacturing or service PMI greater than 50, though the increase was subdued by declines elsewhere.
Elsewhere in Asia, many of the region’s economies slowed due to decelerating demand as the world gradually entered lockdowns. The abrupt halt in international travel and tourism particularly impacted countries in Southeast Asia; revenue from foreign tourists accounts for 5% of gross domestic product (GDP) on average in Southeast Asian countries compared to approximately 1% in Japan and South Korea.
In Europe, the European Central Bank announced a quantitative easing program which included additional asset purchases of more than €1 trillion. In Eastern Europe, the shutdowns reduced company profits and drove an increase in unemployment, but they suffered less than their western peers. According to Capital Economics, in the first quarter of 2020, the region contracted by 1.1%, compared to a 3.8% decline in the eurozone.
In the Middle East and North Africa, the spread of COVID-19 and the dramatic decrease in oil prices produced a direct negative income effect for oil exporters and an indirect effect for oil importers. For example, Egypt, a net importer of oil, allocated half of its E£100 billion stimulus package to supporting its tourism sector, which contributes almost 12% of the country’s GDP and 10% of employment as of 2019.
In Latin America, the same dual shock of COVID-19 and oil price collapse negatively impacted the economies of countries that were already struggling to sustain economic growth. Colombia had been outgrowing its regional peers before the pandemic, but it too suffered from the decrease in oil prices. In April, the International Monetary Fund (IMF) projected the Colombian economy will contract by 2.4% in 2020. Nonetheless, Colombia maintained its position of relative strength in the region; by comparison, the IMF projected a 5.3% contraction for Brazil and a 5.4% contraction for the region as a whole.
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SECURITY SELECTION
The largest positive contributions came from stock selection within the Information Technology, Communication Services, Financials, Consumer Discretionary and Industrials sectors. In Consumer Discretionary, Alibaba Group Holding Ltd. was the Fund’s top overall contributor. Alibaba, a Chinese ecommerce and technology company, benefited from powerful structural trends in ecommerce, resilient consumption power in its domestic market and the expansion of cloud computing. Also within Consumer Discretionary, Argentinian company MercadoLibre, Inc. is one of the largest ecommerce players in Latin America. Stronger than expected profitability in late 2019 showed the market that profitability headwinds earlier in the year were transitory. In addition, the market began to recognize the value of the company’s payments ecosystem both online and offline.
Within Communication Services, Tencent Holdings Ltd. and Kakao Corp. were also top performers. Tencent, a Chinese social networking giant, realized a recovery in its mobile gaming business. Kakao is a Korean internet mobile social networking operator that benefited from new avenues of monetization.
Overall, the largest detractors from the Fund’s performance came from security selection within the Health Care and Energy sectors. The Fund’s underweight positions in both sectors partially offset the negative stock selection relative to the MSCI EM Index. Within Health Care, NMC Health PLC was the Fund’s largest overall detractor. NMC Health PLC is the largest private healthcare provider in the United Arab Emirates with an extended network throughout the Middle East and into parts of Europe. NMC entered a formal insolvency procedure in April after coming under pressure from a short seller report accusing the company of fraud. The company rebutted the majority of the allegations and brought in a third party auditor. Trading of the stock was suspended in February.
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Despite positive stock selection within Financials overall, OTP Bank Nyrt and HDFC Bank Limited were also among the Fund’s largest overall detractors. OTP, a Hungarian bank, offers retail and commercial banking services throughout Eastern Europe. The bank had been successful in its M&A strategy while benefiting from exposure to regional markets with healthy GDP growth and low relative inflation. However, earnings visibility declined as the global health crisis weighed on GDP growth, lower rates and uncertain relative inflation. HDFC, an Indian financial conglomerate, saw reduced expectations for growth due to a slowing Indian economy and a shadow banking crisis.
1	Please see the footnotes to the line graphs below for definitions of, and further information about, the MSCI EM Index.
2	Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated.
3	International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards. Prices of emerging-market securities can be significantly more volatile than the prices of securities in developed countries, and currency risk and political risks are accentuated in emerging markets.
4	The MSCI ACWI ex USA is an equity index which captures large- and mid-cap representation across 22 of 23 developed markets countries (excluding the US) and 26 EM countries. The index covers approximately 85% of the global equity opportunity set outside the U.S. The index is unmanaged, and it is not possible to invest directly in an index.
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FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Emerging Markets Equity Fund (the “Fund”) from March 31, 2017 to May 31, 2020, compared to the MSCI Emerging Markets Index (MSCI EM),2 the MSCI Emerging Markets Growth Index (MSCI EM Growth)3 and the Morningstar Diversified Emerging Markets Funds Average (MFDEMFA)4. The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 INVESTMENT
Growth of $10,000 as of May 31, 2020
Average Annual Total Returns for the Period Ended 05/31/2020
(returns reflect all applicable sales charge as specified below in footnote #1)
	1 Year	Start of Performance[5]
Institutional Shares	8.74%	7.34%
MSCI EM	-4.39%	1.10%
MSCI EM Growth	7.45%	5.47%
MFDEMFA	-4.81%	0.22%
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Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	The Fund’s performance assumes the reinvestment of all dividends and distributions. The MSCI EM Index and the MSCI EM Growth have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average.
2	The MSCI EM captures large- and mid-cap representation across 26 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The index is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	The MSCI EM Growth captures large- and mid-cap securities exhibiting overall growth style characteristics across 26 emerging markets countries. The index is not adjusted to reflect sales loads, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
4	Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
5	The Fund commenced operations on March 31, 2017 as the PNC Emerging Markets Equity Fund (the “Predecessor Fund”). The Fund is the successor to the Predecessor Fund pursuant to a reorganization involving the Fund and the Predecessor Fund on November 15, 2019. For periods prior to the reorganization, the performance information is historical information for the Predecessor Fund.
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Portfolio of Investments Summary Tables (unaudited)
At May 31, 2020, the Fund’s portfolio composition1 was as follows:
Country	Percentage of Total Net Assets
China	36.5%
Taiwan	16.1%
South Korea	11.8%
Argentina	6.0%
India	3.2%
Brazil	2.9%
Egypt	2.7%
Russia	2.4%
Poland	2.3%
Singapore	2.0%
Vietnam	2.0%
Kenya	1.6%
Hong Kong	1.5%
Thailand	1.4%
Hungary	1.1%
Indonesia	1.0%
Other[2]	2.0%
Cash Equivalents[3]	8.8%
Other Assets and Liabilities—Net[4]	(5.3)%
TOTAL	100.0%
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At May 31, 2020, the Fund’s sector classification5 was as follows:
Sector Classification	Percentage of Total Net Assets
Information Technology	24.8%
Consumer Discretionary	16.8%
Financials	15.3%
Communication Services	15.1%
Health Care	8.1%
Industrials	4.4%
Real Estate	3.6%
Energy	3.1%
Consumer Staples	3.1%
Materials	2.2%
Cash Equivalents[3]	8.8%
Other Assets and Liabilities—Net[4]	(5.3)%
TOTAL	100.0%
1	Country allocations are based primarily on the country in which a company is incorporated. However, the Fund’s Adviser may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities or the country where a majority of the company’s revenues are derived.
2	For purposes of this table, country classifications constitute 94.5% of the Fund’s investments. Remaining countries have been aggregated under the designation “Other.”
3	Cash Equivalents include any investments in money market mutual funds.
4	Assets, other than investments in securities less liabilities. See Statement of Assets and Liabilities.
5	Except for Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
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Portfolio of Investments
May 31, 2020
Shares			Value in U.S. Dollars
		COMMON STOCKS—96.5%
		Argentina—6.0%
2,091	[1]	Globant SA	$ 293,179
618	[1]	Mercadolibre, Inc.	526,332
		TOTAL	819,511
		Brazil—2.9%
14,629		Notre Dame Intermedica Participacoes SA	170,790
12,629		Petroleo Brasileiro SA, ADR	96,359
11,032	[1]	Rumo SA	46,578
2,609	[1]	XP Inc.	79,209
		TOTAL	392,936
		China—36.5%
8,914		AAC Technologies Hldgs. Inc.	46,081
4,977	[1]	Alibaba Group Holding Ltd., ADR	1,032,180
135,218		China Aoyuan Group Ltd.	144,906
69,985		China Merchants Bank Co. Ltd.	329,345
80,652		China Pharmaceutical Enterprise and Investment Corp. Ltd.	159,369
134,306		CNOOC Ltd.	151,902
34,664		Haidilao International Holding Ltd.	168,263
690		Kweichow Moutai Co. Ltd.	132,134
3,513	[1]	Pinduoduo, Inc., ADR	234,914
19,946		Ping An Healthcare and Technology Company Ltd.	263,983
29,444		Ping An Insurance (Group) Co. of China Ltd.	292,327
8,171		Sunny Optical Technology Group Co. Ltd.	109,189
20,481		Tencent Holdings Ltd.	1,091,667
20,300		Wuxi Lead Intelligent Equipment Co. Ltd.	119,684
22,761	[1]	WuXi PharmaTech, Inc.	359,533
95,253		Xinyi Solar Holdings Ltd.	69,507
21,500		Yunnan Energy New Material Co., Ltd.	179,074
323,113		Zijin Mining Group Co. Ltd.	128,675
		TOTAL	5,012,733
		Columbia—0.6%
3,229		Bancolombia S.A., ADR	83,502
		Egypt—2.7%
262,741	[1]	Cleopatra Hospital	83,651
42,777		Commercial International Bank Egypt	169,109
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Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		Egypt—continued
20,827		Integrated Diagnostics Holdings PLC	$73,674
108,723		Juhayna Food Industries	50,797
		TOTAL	377,231
		Hong Kong—1.5%
25,174		AIA Group Ltd.	205,238
		Hungary—1.1%
4,627	[1]	OTP Bank RT	154,125
		India—3.2%
3,468		HDFC Bank Ltd., ADR	145,066
12,843		Relaxo Footwears Ltd.	115,460
9,161		Reliance Industries Ltd.	178,261
		TOTAL	438,787
		Indonesia—1.0%
74,009		PT Bank Central Asia	131,678
		Kenya—1.6%
267,949		Equity Group Holdings Ltd.	88,449
493,218		Safaricom Ltd.	131,897
		TOTAL	220,346
		Philippines—0.9%
209,300		Ayala Land, Inc.	130,682
		Poland—2.3%
11,332	[1]	AmRest Holdings S.E.	74,600
5,168	[1]	Dino Polska SA	236,241
		TOTAL	310,841
		Qatar—0.6%
15,501		Qatar National Bank	77,078
		Russia—2.4%
5,188	[2]	TCS Group Holding PLC, GDR	90,504
6,098	[1]	Yandex NV	245,323
		TOTAL	335,827
		Singapore—2.0%
3,310	[1]	Sea Ltd., ADR	264,138
		South Korea—11.8%
1,629		Kakao Corp.	347,603
1,782		Samsung Electro-Mechanics Co.	180,498
9,527		Samsung Electronics Co. Ltd.	391,162
2,040		Samsung SDI Co. Ltd.	593,430
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Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		South Korea—continued
1,728		SK Hynix, Inc.	$114,097
		TOTAL	1,626,790
		Taiwan—16.1%
19,006		Accton Technology Corp.	153,104
17,297		AirTac International Group	297,276
2,279		ASMedia Technology, Inc.	86,189
3,184		ASPEED Technology, Inc.	164,514
7,428		Hiwin Technologies Corp.	75,992
14,165		MediaTek, Inc.	218,537
8,536		Momo.com, Inc.	162,127
3,774		Silergy Corp.	203,723
63,776		Taiwan Semiconductor Manufacturing Co. Ltd.	621,128
26,576		Win Semiconductors Corp.	227,588
		TOTAL	2,210,178
		Thailand—1.4%
110,153	[1]	Muangthai Capital PCL	192,016
		United Arab Emirates—0.0%
5,716	[3]	NMC Health PLC	0
		Vietnam—2.0%
16,800		JSC Bank of Foreign Trade of Vietnam	61,338
65,960		Vinhomes Joint Stock Company	216,699
		TOTAL	278,037
		TOTAL COMMON STOCKS (IDENTIFIED COST $10,255,967)	13,261,674
		RIGHTS—0.0%
		India—0.0%
575	[1]	Reliance Industries Ltd., 7/19/2020 (IDENTIFIED COST $0)	1,688
		INVESTMENT COMPANY—8.8%
1,212,475		Federated Institutional Prime Value Obligations Fund, Institutional Shares, 0.40%[4] (IDENTIFIED COST $1,212,856)	1,213,444
		TOTAL INVESTMENT IN SECURITIES—105.3% (IDENTIFIED COST $11,468,823)[5]	14,476,806
		OTHER ASSETS AND LIABILITIES - NET—(5.3)%[6]	(728,278)
		TOTAL NET ASSETS—100%	$13,748,528
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Affiliated fund holdings are investment companies which are managed by Federated Global Investment Management Corporation, (the “Adviser”), PNC Capital Advisors, LLC (the former Adviser) or an affiliate of the Adviser. Transactions with affiliated fund holdings during the year ended May 31, 2020, were as follows:
	PNC Government Money Market Fund, Class I Shares	Federated Institutional Prime Value Obligations Fund, Institutional Shares	Total of Affiliated Transactions
Balance of Shares Held 5/31/2019	278,404	—	278,404
Purchases/Additions	920,958	2,804,785	3,725,743
Sales/Reductions	(1,199,362)	(1,592,310)	(2,791,672)
Balance of Shares Held 5/31/2020	—	1,212,475	1,212,475
Value	$—	$1,213,444	$1,213,444
Change in Unrealized Appreciation/Depreciation	N/A	$588	$588
Net Realized Gain/(Loss)	N/A	$(208)	$(208)
Dividend Income	$2,528	$2,410	$4,938
1	Non-income-producing security.
2	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or availing of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At May 31, 2020, these restricted securities amounted to $90,504, which represented 0.7% of total net assets.

Additional information on restricted securities held at May 31,2020, is as follows:
Security	Acquisition Date	Acquisition Cost	Market Value
TCS Group Holding PLC, GDR	2/5/2020	$67,889	$90,504
3	Market quotations and price evaluations are not available. Fair Value determined in accordance with procedures established by and under the general supervision of the Trustees.
4	7-day net yield.
5	The cost of investments for federal tax purposes amounts to $11,470,405.
6	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at May 31, 2020.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
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The following is a summary of the inputs used, as of May 31, 2020, in valuing the Fund’s assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
International	$3,217,570	$10,044,104	$0*	$13,261,674
Rights
International	—	1,688	—	1,688
Investment Company	1,213,444	—	—	1,213,444
TOTAL SECURITIES	$4,431,014	$10,045,792	$0	$14,476,806
*	Includes $162,000 of securities transferred from Level 2 to Level 3 because fair values were determined using valuation techniques utilizing unobservable market data due to observable market data being unavailable. This transfer represents the value of the security at the beginning of the period.
The following acronyms are used throughout this portfolio:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt
See Notes which are an integral part of the Financial Statements
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Financial Highlights–Institutional Shares
(formerly, Class I Shares)
(For a Share Outstanding Throughout Each Period)1
	Year Ended May 31,			Period Ended 5/31/2017[3]
	2020[2]	2019	2018
Net Asset Value, Beginning of Period	$11.23	$13.23	$11.09	$10.00
Income From Investment Operations:
Net investment income (loss)[4]	(0.00)[5]	0.05	0.03	0.03
Net realized and unrealized gain (loss)	0.98	(1.84)	2.17	1.04
TOTAL FROM INVESTMENT OPERATIONS	0.98	(1.79)	2.20	1.07
Less Distributions:
Distributions from net investment income	(0.05)	(0.02)	(0.03)	—
Distributions from net realized gain	—	(0.19)	(0.03)	—
TOTAL DISTRIBUTIONS	(0.05)	(0.21)	(0.06)	—
Payment by Affiliate[4]	—	—[5,6]	—	0.02[7]
Net Asset Value, End of Period	$12.16	$11.23	$13.23	$11.09
Total Return[8]	8.74%	(13.38)%[6]	19.84%	10.90%[7]
Ratios to Average Net Assets:
Net expenses[9]	1.11%	1.25%	1.25%	1.25%[10]
Net investment income (loss)	(0.04)%	0.43%	0.26%	1.71%[10]
Expense waiver/reimbursement[11]	2.07%	1.06%	0.83%	2.29%[10]
Supplemental Data:
Net assets, end of period (000 omitted)	$13,749	$11,557	$13,392	$11,107
Portfolio turnover	39%	34%	36%	7%
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1	PNC Emerging Markets Equity Fund (the “Predecessor Fund”) was reorganized into Federated Emerging Markets Equity Fund (the “Fund”), a portfolio of the Federated Adviser Series, as of the close of business on November 15, 2019. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.
2	Beginning with the year ended May 31, 2020, the Fund was audited by KPMG LLP. The previous years and period ended May 31, 2016 were audited by another independent registered public accounting firm.
3	Reflects operations for the period from March 31, 2017 (date operations of the Predecessor Fund commenced) to May 31, 2017.
4	Per share data calculated using average shares method.
5	Represents less than $0.01.
6	During the year ended May 31, 2019, a payment was made by PNC Capital Advisors, LLC (the “former Adviser”) to offset a trade error in the Fund. The payment, net of the error, had no impact to the total return of the Fund.
7	During the period ended May 31, 2017, a payment was made by the former Adviser to offset a trade error in the Fund. Excluding this item, the total return would have been 10.80% for Class I Shares.
8	Based on net asset value. Total returns for periods less than one year are not annualized.
9	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
10	Computed on an annualized basis.
11	This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
See Notes which are an integral part of the Financial Statements
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Statement of Assets and Liabilities
May 31, 2020
Assets:
Investment in securities, at value including $1,213,444 of investment in an affiliated holding* (identified cost $11,468,823)		$14,476,806
Receivable for investments sold		15,640
Receivable for shares sold		10,000
Income receivable		9,607
TOTAL ASSETS		14,512,053
Liabilities:
Payable for investments purchased	$600,214
Payable for portfolio accounting fees	79,831
Bank overdraft	31,703
Payable for audit fees	30,500
Payable for capital gains taxes withheld	6,297
Payable for investment adviser fees (Note 5)	5,510
Payable for administrative fee (Note 5)	191
Accrued expenses (Note 5)	9,279
TOTAL LIABILITIES		763,525
Net assets for 1,130,904 shares outstanding		$13,748,528
Net Assets Consists of:
Paid-in capital		$11,495,983
Total distributable earnings		2,252,545
TOTAL NET ASSETS		$13,748,528
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$13,748,528 ÷ 1,130,904 shares outstanding, no par value, unlimited shares authorized		$12.16
*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
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Statement of Operations
Year Ended May 31, 2020
Investment Income:
Dividends (including $4,700 received from an affiliated holding* and net of foreign taxes withheld of $18,708)			$130,922
Net income on securities loaned (includes $238 earned from an affiliated holding* related to cash collateral balances)			483
TOTAL INCOME			131,405
Expenses:
Investment adviser fee (Note 5)		$116,297
Administrative fee (Note 5)		5,582
Custodian fees		25,048
Transfer agent fees (Note 2)		17,056
Directors’/Trustees’ fees (Note 5)		5,078
Auditing fees		31,361
Legal fees		8,076
Portfolio accounting fees		105,180
Share registration costs		66,635
Printing and postage		8,578
Taxes		1,321
Miscellaneous (Note 5)		12,291
TOTAL EXPENSES		402,503
Waiver and Reimbursement:
Waiver and reimbursement of investment adviser fee (Note 5)	$(116,297)
Reimbursement of other operating expenses (Notes 2 and 5)	(150,123)
TOTAL WAIVER AND REIMBURSEMENT		(266,420)
Net expenses			136,083
Net investment income (loss)			(4,678)
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments (including net realized loss of $(208) on sales of investments in an affiliated holding*) and foreign currency transactions			(373,311)
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency (including net change in unrealized appreciation of $588 of investments in an affiliated holding*)			1,454,065
Net realized and unrealized gain(loss) on investments and foreign currency transactions			1,080,754
Change in net assets resulting from operations			$1,076,076
*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
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Statement of Changes in Net Assets
Year Ended May 31	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(4,678)	$52,001
Net realized gain (loss)	(373,311)	(382,858)
Net change in unrealized appreciation/depreciation	1,454,065	(1,466,391)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	1,076,076	(1,797,248)
Distributions to Shareholders:
Class A Shares	—	(315)
Institutional Shares (formerly, Class I Shares)	(54,847)	(211,314)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(54,847)	(211,629)
Share Transactions:
Proceeds from sale of shares	1,188,613	55,642
Net asset value of shares issued to shareholders in payment of distributions declared	12,040	211,630
Cost of shares redeemed	(70,538)	(56,115)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	1,130,115	211,157
Payment by Affiliate (Note 5)	—	2,761
Change in net assets	2,151,344	(1,794,959)
Net Assets:
Beginning of period	11,597,184	13,392,143
End of period	$13,748,528	$11,597,184
See Notes which are an integral part of the Financial Statements
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18

Notes to Financial Statements
May 31, 2020
1. Organization
Federated Adviser Series, (the “Trust”) was established as a Delaware statutory trust on July 12, 2017 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of eleven portfolios. The financial statements included herein are only those of Federated Emerging Markets Equity Fund (the “Fund”). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers one class of shares: Institutional Shares. On August 26, 2019, the Fund’s Class A Shares, Class C Shares and Class R6 Shares became effective with the SEC, but are not yet offered for sale. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide long-term capital appreciation.
PNC Emerging Markets Equity Fund (the “Predecessor Fund”) was reorganized into the Fund as of the close of business on November 15, 2019. The Fund is the successor to the Predecessor Fund and assumed all of its net assets pursuant to a tax-free reorganization involving the Fund and the Predecessor Fund. The Fund is the legal entity survivor and the Predecessor Fund is the accounting and tax survivor of the reorganization. In connection with the reorganization, Class A Shares, Class I Shares, and Class R6 Shares of the Predecessor Fund were exchanged for Institutional Shares of the Fund. Prior to November 15, 2019, the Fund had no investment operations and accordingly, the performance and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.
Effective on or about June 29, 2020, the name of the Trust and Fund will change to Federated Hermes Adviser Series and Federated Hermes Emerging Markets Equity Fund, respectively.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund’s Board of Trustees (the “Trustees”).
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
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■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund’s valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Global Investment Management Corp. (the “Adviser”) and certain of the Adviser’s affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency
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securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
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The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund’s restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waiver and reimbursements of $266,420 is disclosed in various locations in this Note 2 and Note 5.
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For the year ended May 31, 2020, transfer agent fees and share registration costs for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed	Share Registration Costs
Class A Shares	$5,039	$(5,039)	$1,189
Class R6	5,017	(5,017)	971
Institutional Shares (formerly, Class I Shares)	7,000	(4,854)	64,475
TOTAL	$17,056	$(14,910)	$66,635
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code (the Code) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended May 31, 2020, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of May 31, 2020, tax years 2017 through 2020 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America, the state of Delaware.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
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Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended May 31	2020		2019
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	2	$20	1,741	$21,653
Shares issued to shareholders in payment of distributions declared	—	—	31	315
Shares redeemed/exchanged	(1,774)	(21,754)	—	—
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(1,772)	$(21,734)	1,772	$21,968

Year Ended May 31	2020		2019
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	99,411	$1,147,070	1,048	$12,585
Proceeds from shares issued in connection with the exchange of shares from Class A and Class R6 to Institutional Shares	3,379	41,623	—	—
Shares issued to shareholders in payment of distributions declared	950	12,040	20,624	211,315
Shares redeemed	(2,342)	(27,274)	(4,695)	(56,115)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	101,398	$1,173,459	16,977	$167,785
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Year Ended May 31	2020		2019
Class R6 Shares:	Shares	Amount	Shares	Amount
Shares sold	—	$—	1,754	$20,001
Shares issued to shareholders in payment of distributions declared	—	—	—	—
Shares redeemed/exchanged	(1,754)	$(21,610)	—	—
NET CHANGE RESULTING FROM CLASS R6 SHARE TRANSACTIONS	(1,754)	$(21,610)	1,754	$20,001
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	97,872	$1,130,115	20,503	$209,754
4. FEDERAL TAX INFORMATION
The accounting treatment of certain items in accordance with income tax regulations may differ from the accounting treatment in accordance with GAAP which may result in permanent differences. In the case of the Fund, such differences primarily result from the carryforward of net operating losses for tax purposes.
For the year ended May 31, 2020, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Total Distributable Earnings (Loss)
$(9,507)	$9,507
Net investment income (loss), net realized gains (losses) and net assets were not affected by the reclassification.
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for foreign currency transactions, realized capital gains tax expense, net operating loss and reclass of over distributions.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended May 31, 2020 and 2019, was as follows:
	2020	2019
Ordinary income	$54,847	$60,537[1]
Long-term capital gains	$—	$151,092
1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
As of May 31, 2020, the components of distributable earnings on a tax-basis were as follows:
Net unrealized appreciation	$3,006,444
Capital loss carryforwards and deferrals	$(753,899)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to the deferral of losses on wash sales.
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At May 31, 2020, the cost of investments for federal tax purposes was $11,470,405. The net unrealized appreciation of investments for federal tax purposes was $3,006,401. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $3,653,740 and net unrealized depreciation from investments for those securities having an excess of cost over value of $647,339.
As of May 31, 2019, the Fund had a capital loss carryforward of $711,576 which will reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, these net capital losses retain their character as either short-term or long-term and do not expire.
The following schedule summarizes the Fund’s capital loss carryforwards:
Short-Term	Long-Term	Total
$429,210	$282,366	$711,576
Under current tax rules a late-year ordinary loss may be deferred, in whole or in part, and treated as occurring on the first day of the following fiscal year. As of May 31, 2020, for federal income tax purposes, a late year ordinary loss of $42,323 was deferred to June 1, 2020.
For the year ended May 31, 2020, the Fund had an investment company taxable loss of $9,450.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.90% of the Fund’s average daily net assets. Prior to November 18, 2019, the annual advisory fee was 1.00% of the Fund’s average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. For the period November 18, 2019 to May 31, 2020, the Adviser voluntarily waived $59,770 of its fee and voluntarily reimbursed $117,651 of other operating expenses. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the period November 18, 2019 to May 31, 2020, the Adviser reimbursed $151.
For the period from June 1, 2019 to November 17, 2019, the former Adviser waived $56,376 of its fee and voluntarily reimbursed $14,910 of transfer agent fees and $17,562 of other operating expenses.
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Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the period November 18, 2019 to May 31, 2020, the annualized fee paid to FAS was 0.083% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Prior to November 18, 2019, the former Adviser was a party to a Co-Administration and Accounting Service Agreement, pursuant to which the former Adviser served as a Co-Administrator to the Predecessor Fund and was entitled to an annual fee up to 0.05% of the Fund’s average aggregate net assets. For their services as Co-Administrator, approximately 0.0247% was allocated to the former Adviser. For the year ended May 31, 2020, the former Adviser was paid $2,632.
Expense Limitation
The Adviser and certain of its affiliates (which may include FAS) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, tax reclaim recovery fees, proxy-related expenses and extraordinary expenses paid by the Fund, if any) paid by the Fund’s Institutional Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.98% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) August 1, 2021; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Prior to November 18, 2019, the Fund’s former Adviser had contractually agreed to waive fees and reimburse expenses, other than certain excluded expenses, to the extent necessary so that the total annual fund operating expenses of the Predecessor Fund’s Class I Shares did not exceed 1.25% of average daily net assets.
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Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Directors of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities, and Statement of Operations, respectively.
Affiliated Shares of Beneficial Interest
As of May 31, 2020, a majority of the shares of beneficial interest outstanding are owned by an affiliate of the Adviser.
Payment by Affiliate
During the fiscal year ended May 31, 2019, payments were made by the former Adviser in the amount of $2,761 for trade errors in the Predecessor Fund. This amount is included as Payment by Affiliate in the Fund’s Statement of Changes.
6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended May 31, 2020, were as follows:
Purchases	$5,606,827
Sales	$4,696,410
7. CONCENTRATION OF RISK
The Fund invests in securities of non-U.S. issuers. A substantial portion of the Fund’s portfolio may be comprised of securities that are incorporated in China. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.
A substantial portion of the Fund’s portfolio may be comprised of entities in the Information Technology sector. As a result, the Fund may be more susceptible to any economic, business, political or other developments which generally affect these entities.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of May 31, 2020, there were no outstanding loans. During the year ended May 31, 2020, the program was not utilized.
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9. Other Matters
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread globally. As of the date of the issuance of these financial statements, this coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus may be short term or may last for an extended period of time and has resulted in a substantial economic downturn. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies (including certain Fund service providers and issuers of the Fund’s investments) and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the Fund’s performance.
10. SUBSEQUENT EVENT
Effective June 24, 2020, the Fund participates with certain other Federated Hermes funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR), or a replacement rate as appropriate, and (iii) 0.0%, plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of an upfront fee, and its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. The Fund has not utilized the LOC.
11. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended May 31, 2020, 100.00% of total ordinary income distributions paid by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of distributions on Form 1099-DIV.
Of the ordinary income distributions made by the Fund during the year ended May 31, 2020, 3.52% qualify for the dividend received deduction available to corporate shareholders.
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Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Federated Adviser Series and Shareholders of
Federated Emerging Markets Equity Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Emerging Markets Equity Fund (formerly PNC Emerging Markets Equity Fund) (the “Fund”), a portfolio of Federated Adviser Series, as of May 31, 2020, the related statements of operations and changes in net assets for the year then ended, and the related notes (collectively, the financial statements) and the financial highlights for the year then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2020, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles. The statement of changes in net assets for the year ended May 31, 2019 and the financial highlights for each of the years or periods in the four-year period ended May 31, 2019, were audited by other independent registered public accountants whose report, dated July 26, 2019, expressed an unqualified opinion on that financial statement and those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
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We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2020, by correspondence with custodians and brokers or by other appropriate auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.
We have served as the auditor of one or more Federated Hermes, Inc. investment companies since 2006.
Boston, Massachusetts
July 27, 2020
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees; and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2019 to May 31, 2020.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 12/1/2019	Ending Account Value 5/31/2020	Expenses Paid During Period[1]
Actual	$1,000.00	$1,010.00	$4.92
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,020.10	$4.95
1 Expenses are equal to the Fund’s annualized net expense ratios of 0.98%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2019, the Trust comprised 11 portfolio(s), and the Federated Hermes Fund Family consisted of 41 investment companies (comprising 135 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: May 2017	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Hermes Fund Family; Director or Trustee of the Funds in the Federated Hermes Fund Family; President, Chief Executive Officer and Director, Federated Hermes, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2017	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Hermes Fund Family; Director or Trustee of certain of the Funds in the Federated Hermes Fund Family; Vice President, Federated Hermes, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President of some of the Funds in the Federated Hermes Fund Family and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; President and CEO of Passport Research, Ltd.; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Hermes, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Hermes, Inc. and due to positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: May 2017	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Chairman of the Compensation Committee, KLX Energy Services Holdings, Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO of The Collins Group, Inc. (a private equity firm) and as a Director of KLX Corp. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: May 2017	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Hermes Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee, Equifax, Inc.; Director, Member of the Audit Committee, Haverty Furniture Companies, Inc.; formerly, Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President’s Cabinet and Business School Board of Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and he previously served as an Executive Committee member of the United States Golf Association.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: May 2017	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Adjunct Professor of Law, Duquesne University School of Law; formerly, Dean of the Duquesne University School of Law and Professor of Law and Interim Dean of the Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court’s Board of Continuing Judicial Education and the Supreme Court’s Appellate Court Procedural Rules Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Regent, Saint Vincent Seminary; Member, Pennsylvania State Board of Education (public); Director, Catholic Charities, Pittsburgh; and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director, St. Vincent College; and Director and Chair, North Catholic High School, Inc.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: May 2017	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Management Consultant and Author.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant and Author.
Thomas M. O’Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: May 2017	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity and Director, The Golisano Children’s Museum of Naples, Florida. Mr. O’Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: May 2017	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Management Consultant; Retired; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: May 2017	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Hermes Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: May 2017	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: November 2017	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Hermes Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Hermes, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated Hermes in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Hermes, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Hermes, Inc.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: May 2017	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Hermes Fund Family; Vice President and Chief Compliance Officer of Federated Hermes, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Hermes, Inc. Prior to joining Federated Hermes, Inc., Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: May 2017	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Hermes Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

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Evaluation and Approval of Advisory Contract–May 2020
Federated Emerging Markets Equity Fund (THE “FUND”)
(EFFECTIVE CLOSE OF BUSINESS ON JUNE 26, 2020, THE FUND’S NAME CHANGED TO federated hermes emerging markets equity fund)
At its meetings in May 2020 (the “May Meetings”), the Fund’s Board of Trustees (the “Board”), including a majority of those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated Global Investment Management Corp. (the “Adviser”) (the “Contract”) for an additional one-year term. The Board’s determination to approve the continuation of the Contract reflects the exercise of its business judgment after considering all of the information and factors believed to be relevant and appropriate on whether to continue the existing arrangements. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
Information Received and Review Process
At the request of the Independent Trustees, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO’s independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer” prior to the elimination of the Senior Officer position in December 2017.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by the Adviser and its affiliates (collectively, “Federated Hermes”) in response to requests posed to Federated Hermes on behalf of the Independent Trustees encompassing a wide variety of topics. The Board also considered such additional matters as the Independent Trustees deemed reasonably necessary to evaluate the Contract, which included detailed information about the Fund and Federated Hermes furnished to the Board at its meetings throughout the year
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and in between regularly scheduled meetings on particular matters as the need arose, as well as information specifically prepared in connection with the approval of the continuation of the Contract that was presented at the May Meetings.
The Board’s consideration of the Contract included review of materials and information covering the following matters, among others: the Adviser’s and sub-adviser’s investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund’s short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, and relative to the Fund’s particular investment program and a group of its peer funds and/or its benchmark, as appropriate) and comments on the reasons for the Fund’s performance; the Fund’s investment objectives; the Fund’s expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to a group of its peer funds), with due regard for contractual or voluntary expense limitations (if any); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring and managing the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund’s relationship to the other funds advised by Federated Hermes (each, a “Federated Hermes Fund”), which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Hermes Funds and the Federated Hermes’ affiliates that service them (including communications from regulatory agencies), as well as Federated Hermes’ responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Hermes Funds and/or Federated Hermes may be responding to them. In addition, the Board received and considered information furnished by Federated Hermes on the impacts of the coronavirus (COVID-19) outbreak on Federated Hermes generally and the Fund in particular, including, among other information, the current and anticipated impacts on the management, operations and performance of the Fund. The Board noted that its evaluation process is evolutionary and that the criteria considered and the emphasis placed on relevant criteria may change in recognition of changing circumstances in the mutual fund marketplace.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in determining to approve the Contract. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of
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compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser’s cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the adviser for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser’s services and fees). The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for a fund board’s approval of the fund’s investment advisory contracts generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the Federated Hermes Funds. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Contract was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Contract. The Independent Trustees were assisted throughout the evaluation process by independent legal counsel. In connection with their deliberations at the May Meetings, the Independent Trustees met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Trustees and their independent legal counsel to discuss the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contract for the Fund as part of its consideration of agreements for funds across the Federated Hermes Funds family, but its approvals were made on a fund-by-fund basis.
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Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser’s personnel, experience and track record, as well as the financial resources and overall reputation of Federated Hermes and its willingness to invest in personnel and infrastructure that benefit the Federated Hermes Funds. The Board noted the significant acquisition of Hermes Fund Managers Limited by Federated Hermes in 2018, which has deepened the organization’s investment management expertise and capabilities and expanded the investment process for all of the Federated Hermes Funds to incorporate environmental, social and governance (“ESG”) factors and issuer engagement on ESG matters.
In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the compliance program of the Adviser and the compliance-related resources devoted by the Adviser and its affiliates in support of the Fund’s obligations pursuant to Rule 38a-1 under the Investment Company Act of 1940, including the Adviser’s commitment to respond to rulemaking and other regulatory initiatives of the SEC such as the liquidity risk management program rules. In addition, the Board considered the response by the Adviser to recent market conditions and considered the overall performance of the Adviser in this context. The Fund’s ability to deliver competitive performance when compared to its Performance Peer Group (as defined below) was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund’s investment program. The Adviser’s ability to execute this program was one of the Board’s considerations in reaching a conclusion that the nature, extent and quality of the Adviser’s investment management and related services warrant the continuation of the Contract.
Fund Investment Performance
In evaluating the Fund’s investment performance, the Board considered performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board also considered the Fund’s performance in light of the overall recent market conditions. The Board considered detailed investment reports on the Fund’s performance over different time periods that were provided to the Board throughout the year and in connection with the May Meetings and evaluated the Adviser’s analysis of the Fund’s performance for these time periods. The Board also reviewed comparative information regarding the performance of other mutual funds in the category of peer funds selected by Morningstar, Inc. (the “Morningstar”), an independent fund ranking organization (the “Performance Peer Group”), noting the CCO’s view that comparisons to fund peer groups may be helpful,
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though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds’ objectives or investment management techniques, or the costs to implement the funds, even within the same Performance Peer Group.
For the one-year period ended December 31, 2019, the Fund’s performance was above the median of the relevant Performance Peer Group.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Contract.
Fund Expenses
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund’s total expense ratio (i.e., gross and net advisory fees, administrative fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated Hermes from the category of peer funds selected by Morningstar (the “Expense Peer Group”). The Board received a description of the methodology used to select the Expense Peer Group from the overall Morningstar category. The Board also reviewed comparative information regarding the fees and expenses of the broader group of funds in the overall Morningstar category. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because such comparisons are believed to be more relevant. The Board considered that other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle, in fact, chosen and maintained by the Fund’s investors. The Board noted that the range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund’s fee rates relative to its Expense Peer Group. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant Expense Peer Group, but the Board noted the applicable waivers and reimbursements, and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board was above the median of the relevant Expense Peer Group, but the Board noted the applicable waivers and reimbursements, and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board.
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For comparison, the Board received and considered information about the fees charged by Federated Hermes for providing advisory services to other types of clients with investment strategies similar to those of the Federated Hermes Funds, including non-mutual fund clients such as institutional separate accounts and third-party unaffiliated mutual funds for which the Adviser or its affiliates serve as sub-adviser. The Board noted the CCO’s conclusion that non-mutual fund clients are inherently different products due to the following differences, among others: (i) different types of targeted investors; (ii) different applicable laws and regulations; (iii) different legal structures; (iv) different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; (v) and the time spent by portfolio managers and their teams (among other personnel across various departments, including legal, compliance and risk management) in reviewing securities pricing, addressing different administrative responsibilities, and addressing different degrees of risk associated with management; and (vi) a variety of different costs. The Board also considered information regarding the differences in the nature of the services required for Federated Hermes to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution’s mutual fund, noting that Federated Hermes generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Hermes Funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The Board noted that the CCO did not consider the fees for providing advisory services to other types of clients to be determinative in judging the appropriateness of the Federated Hermes Funds’ advisory fees.
Profitability and Other Benefits
The Board also received financial information about Federated Hermes, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated Hermes derived from its relationships with the Federated Hermes Funds. This information covered not only the fees under the Federated Hermes Funds’ investment advisory contracts, but also fees received by Federated Hermes’ affiliates for providing other services to the Federated Hermes Funds under separate contracts (e.g., for serving as the Federated Hermes Funds’ administrator and distributor). In this regard, the Board considered that certain of Federated Hermes’ affiliates provide distribution and shareholder services to the Federated Hermes Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing any indirect benefit Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds. In addition, the Board considered the fact that, in order for the Federated Hermes Funds to be competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated Hermes Fund shareholders and/or reported to
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the Board their intention to do so in the future. Moreover, the Board received and considered regular reports from Federated Hermes throughout the year as to the institution, adjustment or elimination of these voluntary waivers and/or reimbursements.
The Board received and considered information furnished by Federated Hermes, as requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO and described to the Board. The Board considered the CCO’s view that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, because a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Hermes Fund and may produce unintended consequences. The allocation information, including the CCO’s view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board. In addition, the Board considered that, during the prior year, an independent consultant conducted a review of the allocation methodologies used by Federated Hermes in estimating profitability for purposes of reporting to the Board in connection with the continuation of the Contract. The Board noted the consultant’s view that, although there is no single best method to allocate expenses, the methodologies used by Federated Hermes are reasonable.
The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. The Board considered the CCO’s conclusion that, based on such profitability information, Federated Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds.
Economies of Scale
The Board received and considered information about the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that the Adviser has made significant and long-term investments in areas that support all of the Federated Hermes Funds, such as personnel and processes for the portfolio management, trading operations, issuer engagement (including with respect to ESG matters), shareholder services, compliance, business continuity, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and use of data. The Board noted that Federated Hermes’
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investments in these areas are extensive and are designed to provide enhanced services to the Federated Hermes Funds and their shareholders. The Board considered that the benefits of these investments (as well as the benefits of any economies of scale, should they exist) are likely to be shared with the Federated Hermes Fund family as a whole. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses for the Federated Hermes Funds and that such waivers and reimbursements are another means for potential economies of scale to be shared with shareholders and can provide protection from an increase in expenses if a Federated Hermes Fund’s assets decline. Federated Hermes, as it does throughout the year, and specifically in connection with the Board’s review of the Contract, furnished information relative to adviser-paid fees (commonly referred to as revenue sharing). The Board considered the beliefs of Federated Hermes and the CCO that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to determine the appropriateness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
Conclusions
The Board considered the CCO’s conclusion that his observations and the information accompanying the CCO Fee Evaluation Report show that the management fee for the Fund was reasonable and the CCO’s recommendation that the Board approve the management fee. The Board noted that, under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Contract by the CCO. The CCO also recognized that the Board’s evaluation of the Federated Hermes Funds’ advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated Hermes Funds.
In its determination to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser’s industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board’s approval of the Contract reflected the fact that it is the shareholders who have effectively selected the
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Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the Contract was appropriate.
The Board based its determination to approve the Contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were deemed to be relevant, the Board’s determination to approve the continuation of the Contract reflects its view that Federated Hermes’ performance and actions provided a satisfactory basis to support the determination to continue the existing arrangement.
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Liquidity Risk Management Program– Annual Evaluation of Adequacy and Effectiveness
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Federated Hermes Adviser Series (the Trust) has adopted and implemented a liquidity risk management program (the “LRMP”) for each series of the Trust, including Federated Hermes Emerging Markets Equity Fund (the “Fund” and collectively, the “Funds”). The LRMP seeks to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust (the “Board”) has approved the designation of the Funds’ investment advisers as the administrators for the LRMP (collectively, the “Administrator”). The Administrator has established a Liquidity Risk Management Committee (the “Committee”) comprised of representatives from various departments across the Administrator to assist it in the implementation and on-going administration of the LRMP. The Committee, in turn, has delegated to the Fixed Income and Equities Liquidity Committees, each a separate committee previously established by the Administrator, the responsibility to review and assess certain information related to the liquidity of the Funds that fall within their respective asset classes.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent a Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if a Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At its meetings in May 2020, the Board received and reviewed a written report from the Funds’ Chief Compliance Officer and Chief Risk Officer, on behalf of the Administrator, concerning the operation of the LRMP for the period from the LRMP’s inception on December 1, 2018 through March 31, 2020 (the “Period”). The Report addressed the operation of the LRMP and assessed its adequacy and effectiveness, including, where applicable, the operation of any HLIM established for a Fund. There were no
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material changes to the LRMP during the Period. The Report summarized the operation of the Program and the information and factors considered by the Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Funds. Such information and factors included, among other things:
■	the liquidity risk framework used to assess, manage, and periodically review each Fund’s liquidity risk and the results of this assessment, including a review of the Funds’ access to other available funding sources such as the Funds’ interfund lending facility, redemptions in-kind and committed lines of credit and confirmation that the Fund did not have to access any of these alternative funding sources during the Period;
■	the periodic classifications of the Fund’s investments into one of four liquidity categories and the methodologies and inputs used to classify the investments, including the Fund’s reasonably anticipated trade size;
■	the analysis received from a third-party liquidity assessment vendor that is taken into account in the process of determining the liquidity classifications of the Fund’s investments and the results of an evaluation of the services performed by the vendor in support of this process;
■	the fact that the Fund invested primarily in highly liquid investments during the Period and, therefore, was not required to establish, and has not established, an HLIM and the procedures for monitoring the status of the Fund as investing primarily in highly liquid investments;
■	the fact that the Fund invested no more than 15% of its assets in illiquid investments during the Period and the procedures for monitoring this limit; and
■	liquidity events during the Period, including the impact on liquidity caused by extended non-U.S. market closures and the market disruptions resulting from the novel coronavirus outbreak, and the fact that there were no specific liquidity events during the Period that materially affected the Fund’s liquidity risk.
Based on this review, the Administrator concluded that the LRMP is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedInvestors.com.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.
Federated Emerging Markets Equity Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31423A598
Q454742 (7/20)
© 2020 Federated Hermes, Inc.

Annual Shareholder Report
May 31, 2020
Share Class | Ticker	A | PMIEX	C | PIUCX	Institutional | PIUIX	R6 | PEIRX

Federated International Equity Fund
(Effective close of business June 26, 2020, the fund name was changed to Federated Hermes International Equity Fund)
Successor to the PNC International Equity Fund Established 1997

A Portfolio of Federated Adviser Series
(Effective close of business June 26, 2020, the registrant name was changed to Federated Hermes Adviser Series)
IMPORTANT NOTICE REGARDING REPORT DELIVERY
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4. Your election to receive reports in paper will apply to all funds held with the Fund complex or your financial intermediary.

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

J. Christopher
Donahue
President
Federated International Equity Fund
Letter from the President
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from June 1, 2019 through May 31, 2020.
As we all confront the unprecedented effects of the coronavirus and the challenges it presents to our families, communities, businesses and the financial markets, I want you to know that everyone at Federated Hermes is dedicated to helping you successfully navigate the markets ahead. You can count on us for the insights, investment management knowledge and client service that you have come to expect. Please refer to our website, FederatedInvestors.com, for timely updates on this and other economic and market matters.
Thank you for investing with us. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Management’s Discussion of Fund Performance (unaudited)
The total return of Federated International Equity Fund (the “Fund”), based on net asset value for the 12-month reporting period ended May 31, 2020 was 0.22% for Class A Shares, -0.54% for Class C Shares, 0.47% for Institutional Shares and 0.56% for Class R6 Shares. The total return of the Morgan Stanley Capital International All Country World Index ex United States of America (MSCI ACWI ex USA),1 the Fund’s broad-based securities market index, was -3.43% for the same period. The total return of Morningstar Foreign Large Blend Funds Average (MFLBFA),2 a peer group average for the Fund, was -2.81% for the same period. The Fund’s and MFLBFA’s total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the MSCI ACWI ex USA.
During the reporting period, the most significant factor affecting the Fund’s performance relative to the MSCI ACWI ex USA was security selection.
The following discussion will focus on the performance of the Fund’s Class R6 Shares.
MARKET OVERVIEW
During the first half of the reporting period, markets dealt with a slowing global economy due to factors including U.S.-China trade tensions and ongoing Brexit negotiations. Just as conditions were beginning to improve, COVID-19 emerged onto the scene, dominating headlines and driving market sentiment. What began as an isolated event in China grew into a global pandemic. By the end of the period, global confirmed cases surpassed 6 million. The number of cases, recovery rates and mortality rates varied widely by country. Lockdowns to counter the spread of the virus became the norm throughout most of the world. In April, the global manufacturing Purchasing Managers Index (PMI) hit an eleven-year low of 39.7, the lowest level since the global financial crisis. On March 2, the Organization for Economic Cooperation and Development (OECD) revised its 2020 global economic growth projection to 2.4%, half a point lower than before the outbreak.
Global markets3 dropped precipitously as the crisis unfolded. Still, despite troubling economic signals, they began to rebound from March 23 lows. As a result, during the reporting period, the MSCI ACWI ex USA and the MSCI Emerging Markets Index4 only fell -3.43% and -4.39%, respectively. The partial market recovery was driven by the gradual reopening of countries, as well as the unprecedented fiscal and monetary policy responses to the pandemic. In efforts to prevent complete economic collapse, global fiscal support has totaled about $9 trillion, and central banks around the world have cut policy rates.
Annual Shareholder Report

Compounding the economic effects of fighting the pandemic, oil production conflicts and falling energy demand resulted in a dramatic decrease in oil prices. When Russia rejected a proposal in early March to curb production, Saudi Arabia boosted its production to full capacity and flooded the market with cheap oil; consequently, oil prices reached almost twenty-year lows of nearly $19 a barrel in April. Petro-state currencies and oil export revenue expectations weakened. Conversely, lower oil prices were a positive boost for consumers and for nations that heavily rely on energy imports, particularly in Asia. In order to lift oil prices, the Organization of Petroleum Exporting Countries and allies including Russia (OPEC+) eventually reached an unprecedented agreement to curb the output of oil.
Asia was the first region affected by the coronavirus. Existing public health protocols and infrastructure resulted in quicker government responses, especially in countries that have experienced pandemics in recent history. In conjunction with Chinese New Year celebrations, China was first to be negatively impacted as the virus emanated from Wuhan in the Hubei province. The country took intense measures to lock down cities and provinces most at risk, which negatively impacted economic activity. As the first in and out of lockdown, China was the only country at period-end with a manufacturing or service PMI greater than 50, though the increase was subdued by declines elsewhere. In Japan, slowing global manufacturing activity negatively impacted the industrial sector.
Elsewhere in Asia, many of the region’s economies slowed due to decelerating demand as the world gradually entered lockdowns. The abrupt halt in international travel and tourism particularly impacted countries in Southeast Asia; revenue from foreign tourists accounts for 5% of gross domestic product (GDP) on average in Southeast Asian countries compared to approximately 1% in Japan and South Korea.
In Europe, Italy and Spain were the worst hit by the virus due to demographics and social factors. The European Central Bank announced a quantitative easing program which included additional asset purchases of more than €1 trillion. Germany increased healthcare spending, provided grants to small business owners and expanded access to short-term work subsidies. France also provided loans to businesses and reconfigured an unemployment package to help workers impacted by the virus. Boris Johnson, who replaced Theresa May as prime minister in July 2019, led the U.K. government in providing income support to self-employed and furloughed workers.
In the Middle East and North Africa, the spread of COVID-19 and the dramatic decrease in oil prices produced a direct negative income effect for oil exporters and an indirect effect for oil importers. For example, Egypt, a net importer of oil, allocated half of its E£100 billion stimulus package to supporting its tourism sector, which contributes almost 12% of the country’s GDP and 10% of employment as of 2019.
Annual Shareholder Report

In Latin America, the same dual shock of COVID-19 and oil price collapse negatively impacted the economies of countries that were already struggling to sustain economic growth. Colombia had been outgrowing its regional peers before the pandemic, but it too suffered from the decrease in oil prices. In April, the International Monetary Fund (IMF) projected the Colombian economy will contract by 2.4% in 2020. Nonetheless, Colombia maintained its position of relative strength in the region; by comparison, the IMF projected a 5.3% contraction for Brazil and a 5.4% contraction for the region as a whole.
SECURITY SELECTION
The largest positive contributions came from an underweight in the Energy sector relative to the MSCI ACWI ex USA, as well as stock selection within the Industrials, Information Technology, Energy and Consumer Discretionary sectors. In Information Technology, Lasertec Corp. was the Fund’s top overall contributor. The Japanese semiconductor equipment manufacturer benefited from the secular rise in the application of extreme ultraviolet (EUV) lithography tools in semiconductor manufacturing. The company continued to dominate the mask and mask blank inspection system market with its leading technology and focused R&D.
ASML Holding NV was another top contributor in Information Technology. The Dutch lithography tool developer and producer maintained a monopoly in the tools it provides to the makers of memory and logic chips. The latest generation EUV tool continued to gain acceptance. This resulted in a larger than expected order book as chip makers raced to gain access to the limited production slots, increasing earnings visibility.
Within Communication Services, Kakao Corp. was another top performer. Kakao is a Korean internet mobile social networking operator that benefited from new avenues of monetization.
Within Consumer Discretionary, Lululemon Athletica Inc. was another top contributor. Lululemon Athletica is a Canadian design-manufacturer and retailer of premium athletic apparel for various lifestyle activities. Investments into inventory innovation, supply chain logistics and its online channel drove solid like-for-like sales while maintaining a price premium versus its competitors. Simultaneously, overseas expansion remained robust due to growth in the consumers’ desire for a healthy active lifestyle in Asia.
Annual Shareholder Report

Overall, the largest detractors from the Fund’s performance were security selection within the Materials, Health Care, Consumer Staples, Financials and Communication Services sectors. Within Communication Services, Cineworld Group PLC was the Fund’s largest overall detractor. The COVID-19 lockdowns directly impacted this UK-based international cinema chain, forcing the company to temporarily close all movie theaters. Additionally, financial leverage increased due to the recent acquisition of Regal and pending acquisition of Cineplex in Canada.
Within Financials, Burford Capital Limited, a British provider of commercial legal finance, was the another top detractor. A short seller firm issued multiple negative reports regarding Burford Capital’s accounting practices, liquidity and governance. Another top detractor within Financials, HDFC Bank Limited, is an Indian financial conglomerate that saw reduced expectations for growth due to a slowing Indian economy and a shadow banking crisis.
Within Materials, Methanex Corporation was an underperformer. This Canadian methanol producer reduced its output as the pandemic resulted in declining demand for and prices of methanol. The company stopped production at two higher cost plants in Trinidad and Chile. Methanex also halted an expansion project and other capital expenditures to preserve cash, which magnified concerns around future demand.
Within Health Care, NMC Health PLC, which is the largest private health care provider in the UAE with an extended network throughout the Middle East and into parts of Europe, was an underperformer. NMC entered a formal insolvency procedure in April after coming under pressure from a short seller report accusing the company of fraud. The company denied the majority of the allegations and brought in a third party auditor. Trading of the stock was suspended in February.
Annual Shareholder Report

1	Please see the footnotes to the line graphs below for definitions of, and further information about, the MSCI ACWI ex USA.
2	Please see the footnotes to the line graphs below for definitions of, and further information about, the MFLBFA.
3	International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards. International small company stocks may be less liquid and subject to greater price volatility than international large company stocks.
4	The MSCI Emerging Markets Index is an equity index which captures large- and mid-cap representation across 26 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.*
*	The index is unmanaged, and it is not possible to invest directly in an index.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated International Equity Fund from May 31, 2010 to May 31, 2020, compared to MSCI All Country World Index ex USA Index (MSCI ACWI ex USA Index)2 and the Morningstar Foreign Large Blend Funds Average (MFLBFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 INVESTMENT
■	The total returns shown for the C Shares include the maximum contingent deferred sales charge of 1.00% as applicable.

The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
Average Annual Total Returns for the Period Ended 05/31/20204
(returns reflect all applicable sales charge as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	-5.30%	1.66%	6.80%
Class C Shares	-1.53%	2.09%	6.65%
Institutional Shares	0.47%	3.11%	7.70%
Class R6 Shares[5]	0.56%	3.13%	7.72%
MSCI ACWI ex USA	-3.43%	0.79%	4.38%
MFLBFA	-2.81%	0.42%	4.72%
Annual Shareholder Report

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class C Shares, a 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The MSCI ACWI ex USA Index has been adjusted to reflect reinvestment of dividends on securities in the index.
2	MSCI ACWI ex USA Index, an unmanaged index capturing larger, mid- and small-cap representation across 22 of 23 Developed Markets countries (excluding the United States) and 24 Emerging Markets countries. The index is not available for direct investment. Unlike the performance of a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
4	The Fund is the successor to the PNC International Equity Fund (the “Predecessor Fund”), pursuant to a reorganization involving the Fund and the Predecessor Fund that occurred on November 15, 2019. For periods prior to the reorganization, the performance information is historical information for the Predecessor Fund.
5	The Fund’s Class R6 Shares commenced operations on June 11, 2018 (date of initial investment). For the period prior to the commencement of operations of the Class R6 Shares, the performance information shown is for the Institutional Shares.
Annual Shareholder Report

Portfolio of Investments Summary Tables (unaudited)
At May 31, 2020, the Fund’s portfolio composition1 was as follows:
Country	Percentage of Total Net Assets
United Kingdom	13.1%
Japan	11.6%
Germany	8.3%
South Korea	7.4%
Sweden	6.5%
China	5.9%
France	6.4%
Switzerland	4.9%
Canada	4.3%
Norway	4.2%
Australia	2.2%
Ireland	2.1%
Singapore	2.1%
Argentina	1.8%
Finland	1.6%
Netherlands	1.4%
India	1.3%
Taiwan	1.1%
Puerto Rico	1.0%
Others[2]	11.8%
Securities Lending Collateral[3]	0.4%
Cash Equivalents[4]	1.6%
Other Assets and Liabilities—Net[5]	(1.0)%
TOTAL	100.0%
Annual Shareholder Report

At May 31, 2020, the Fund’s sector classification composition6 was as follows:
Sector Classification	Percentage of Total Net Assets
Consumer Discretionary	16.1%
Financials	14.5%
Information Technology	14.1%
Industrials	12.9%
Health Care	12.5%
Materials	11.3%
Communication Services	9.0%
Consumer Staples	7.1%
Energy	0.8%
Real Estate	0.7%
Securities Lending Collateral[3]	0.4%
Cash Equivalents[4]	1.6%
Other Assets and Liabilities—Net[5]	(1.0)%
TOTAL	100.0%
1	Country allocations are based primarily on the country in which a company is incorporated. However, the Fund’s Adviser may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities or the country where a majority of the company’s revenues are derived.
2	For purposes of this table, country classifications constitute 87.2% of the Fund’s investments. Remaining countries have been aggregated under the designation “Other.”
3	Represent cash collateral received for portfolio securities on loan that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements.
4	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing securities lending collateral.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
6	Except for Securities Lending Collateral, Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual securities assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
Annual Shareholder Report

Portfolio of Investments
May 31, 2020
Shares			Value in U.S. Dollars
		COMMON STOCKS—99.0%
		Argentina—1.8%
66,035	[1]	Globant SA	$9,258,767
16,312	[1]	Mercadolibre, Inc.	13,892,441
		TOTAL	23,151,208
		Australia—2.2%
189,711	[1]	Afterpay Touch Group Ltd.	6,029,344
370,101		Appen Ltd.	7,517,915
192,400		BHP Group PLC, ADR	7,580,560
783,844		Northern Star Resources Ltd.	7,650,552
		TOTAL	28,778,371
		Austria—0.6%
200,515	[1]	Andritz AG	7,534,841
		Belgium—0.8%
31,404		S.A. D’Ieteren N.V.	1,887,489
116,912		Solvay S.A.	8,924,423
		TOTAL	10,811,912
		Brazil—0.8%
552,205		Notre Dame Intermedica Participacoes S.A.	6,446,859
127,119	[1]	XP Inc.	3,859,333
		TOTAL	10,306,192
		Canada—4.3%
200,403		Agnico Eagle Mines Ltd.	12,825,792
40,292	[1]	Lululemon Athletica Inc.	12,091,428
323,080		Magna International, Inc., Class A	13,623,870
390,415		Methanex Corp.	6,326,149
290,393		Toronto Dominion Bank	12,439,539
		TOTAL	57,306,778
		Chile—0.6%
680,800		Antofagasta PLC	7,416,126
		China—5.9%
95,292	[1]	Alibaba Group Holding Ltd., ADR	19,762,608
114,936	[1]	Pinduoduo, Inc., ADR	7,685,770
1,098,521		Ping An Insurance (Group) Co. of China Ltd.	10,906,361
401,203		Tencent Holdings Ltd.	21,384,697
393,820	[1]	WuXi PharmaTech, Inc.	6,220,777
Annual Shareholder Report

Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		China—continued
2,421,500		Zhongsheng Group Holdings	$12,483,684
		TOTAL	78,443,897
		Colombia—0.9%
729,100		Banco Industrial Colombiano	4,886,729
256,900		Bancolombia S.A., ADR	6,643,434
		TOTAL	11,530,163
		Denmark—0.6%
139,450		GN Store Nord AS	7,549,181
		Egypt—0.7%
1,725,960		Commercial International Bank Egypt	6,823,184
5,543,980		Juhayna Food Industries	2,590,220
		TOTAL	9,413,404
		Finland—1.6%
125,500		Kone Corp. OYJ, Class B	8,424,677
184,317		Neste Oyj	7,467,601
224,264	[1]	Valmet Corp.	5,846,888
		TOTAL	21,739,166
		France—6.4%
29,178		Dassault Systemes SA	4,953,216
9,517		Eurofins Scientific SE	6,446,214
219,175		Imerys SA	7,594,230
209,400		Ipsos	5,100,992
17,426		LVMH Moet Hennessy Louis Vuitton SA	7,297,317
135,100		Michelin, Class B	13,689,981
170,118		Publicis Groupe	4,839,628
377,150	[1]	Solutions 30 SE	5,037,150
25,828		Teleperformance	6,131,390
167,000		Vinci SA	15,484,724
100,934	[1]	Worldline SA	7,580,688
		TOTAL	84,155,530
		Germany—8.3%
120,600		BASF SE	6,503,761
932,393		Deutsche Telekom AG, Class REG	14,471,496
172,343	[1]	Evotec SE	4,617,527
159,200		Fresenius SE & Co KGaA	7,594,599
95,500		Hannover Rueckversicherung SE	15,323,056
139,400		HeidelbergCement AG	6,900,436
Annual Shareholder Report

Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		Germany—continued
215,300		LANXESS AG	$11,093,149
57,600		Muenchener Rueckversicherungs-Gesellschaft AG	13,077,360
3,822		Rational AG	2,044,043
79,436		SAP SE, ADR	10,175,752
35,776		Stratec Biomedical Systems AG	3,235,048
104,064	[1]	TeamViewer AG	5,301,420
68,383		VIB Vermoegen AG	2,022,748
109,590	[1]	Zalando SE	7,375,522
		TOTAL	109,735,917
		Greece—0.3%
216,200		Jumbo S.A.	3,930,267
		Hong Kong—0.6%
958,626		AIA Group Ltd.	7,815,471
		India—1.3%
116,484		HDFC Bank Ltd., ADR	4,872,526
976,920		Infosys Ltd., ADR	8,889,972
169,642		Reliance Industries Ltd.	3,301,013
		TOTAL	17,063,511
		Ireland—2.1%
4,777,881		Greencore Group Plc.	8,006,112
44,585	[1]	ICON PLC	7,510,343
91,987		Kingspan Group PLC	5,694,225
96,500	[1]	Ryanair Holdings PLC, ADR	6,925,805
		TOTAL	28,136,485
		Israel—0.8%
43,535	[1]	CyberArk Software Ltd.	4,518,062
41,973	[1]	Solaredge Technologies, Inc.	5,955,969
		TOTAL	10,474,031
		Italy—0.7%
943,671		Davide Campari - Milano SpA	7,680,552
135,808,900	[1]	Trevi Finanziaria SPA	1,615,919
		TOTAL	9,296,471
		Japan—11.6%
334,500		Asahi Group Holdings Ltd.	12,613,968
245,132		Asahi Intecc Co. Ltd.	7,511,771
868,700		Daicel Corp.	7,360,800
142,484		Daiichi Sankyo Co. Ltd.	13,348,463
Annual Shareholder Report

Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		Japan—continued
90,434		Hoya Corp.	$8,488,375
42,243		Kao Corp.	3,391,161
298,400		KDDI Corp.	8,689,270
28,959		Keyence Corp.	11,926,117
148,129		Lasertec Corp.	12,188,323
180,194		M3, Inc.	7,266,054
162,200		Murata Manufacturing Co. Ltd.	9,066,082
136,317		Nidec Corp.	8,390,001
199,835		Nihon M&A Center, Inc.	8,038,598
15,313		Nintendo Co. Ltd.	6,188,840
302,144		Olympus Corp.	5,257,042
19,924		SMC Corp.	10,029,517
433,800		Sumitomo Mitsui Trust Holdings, Inc.	12,782,707
		TOTAL	152,537,089
		Kenya—0.7%
9,838,718		Equity Group Holdings Ltd.	3,247,723
20,896,512		Safaricom Ltd.	5,588,166
		TOTAL	8,835,889
		Mexico—0.9%
962,300	[1]	Grupo Aeroportuario del Centro Norte SAB de CV	4,237,687
558,600	[1]	Grupo Aeroportuario del Pacifico SA, Class B	3,718,206
336,100	[1]	Grupo Aeroportuario del Sureste SAB de CV, Class B	3,491,124
		TOTAL	11,447,017
		Netherlands—1.4%
44,371		ASML Holding N.V., ADR	14,620,688
100,556		CSM NV	3,701,783
		TOTAL	18,322,471
		Norway—4.2%
947,144		DNB Bank ASA	12,946,160
3,672,743	[1]	NEL ASA	5,699,572
664,849		SpareBaken Vest	4,113,053
1,594,253		SpareBank 1 SR-Bank ASA	11,881,522
184,200		Tomra Systems ASA	6,645,527
426,200		Yara International ASA	14,644,127
		TOTAL	55,929,961
		Poland—0.5%
149,997	[1]	Dino Polska SA	6,856,708
Annual Shareholder Report

Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		Puerto Rico—1.0%
333,800		Popular, Inc.	$13,181,762
		Qatar—0.2%
623,665		Qatar National Bank	3,101,164
		Russia—0.4%
121,675	[1]	Yandex NV	4,894,985
		Singapore—2.1%
133,245	[1]	Sea Ltd., ADR	10,632,951
3,413,812		Singapore Technologies Engineering Ltd.	7,737,192
644,938		United Overseas Bank Ltd.	8,933,359
		TOTAL	27,303,502
		South Korea—7.4%
43,759		Hyundai Mobis	7,020,975
70,014		Kakao Corp.	14,939,870
291,600		Kia Motors Corp.	8,092,894
151,800		Korea Tobacco & Ginseng Corp.	10,299,398
1,061,500		LG Uplus Corp.	11,297,184
388,089		Samsung Electronics Co. Ltd.	15,934,275
61,709		Samsung SDI Co. Ltd.	17,950,970
153,740		Shinhan Financial Group Co. Ltd.	3,755,207
116,900		SK Hynix, Inc.	7,718,681
		TOTAL	97,009,454
		Spain—0.7%
310,293		Grifols SA	9,725,311
		Sweden—6.5%
1,028,900	[1]	Dometic Group AB	9,049,715
448,600	[1]	Duni AB	4,465,433
325,826	[1]	Loomis AB	8,210,298
558,244	[1]	Medicover AB	6,118,583
196,486		MIPS AB	6,584,906
913,600		SKF Ab, Class B	16,840,782
29,425	[1]	Spotify Technology SA	5,323,865
1,508,544	[1]	Svenska Handelsbanken AB	14,330,124
102,634		Swedish Match AB	7,146,349
361,596		Vitrolife AB	7,431,258
		TOTAL	85,501,313
		Switzerland—4.9%
4,408		Barry Callebaut AG	8,877,094
Annual Shareholder Report

Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		Switzerland—continued
146,122		Nestle S.A.	$15,820,534
184,666		Novartis AG	16,008,623
40,362		Roche Holding AG	14,010,616
37,158	[2]	TEMENOS Group AG	5,701,914
27,698		Vifor Pharma AG	4,226,460
		TOTAL	64,645,241
		Taiwan—1.1%
825,000		Catcher Technology Co. Ltd.	5,997,412
227,449		MediaTek, Inc.	3,509,075
658,472		Win Semiconductors Corp.	5,638,941
		TOTAL	15,145,428
		Thailand—0.3%
1,683,100		Siam Commercial Bank PLC	3,901,419
		United Arab Emirates—0.0%
273,315	[3]	NMC Health PLC	0
		United Kingdom—13.1%
720,700		Amcor PLC	7,358,347
203,233		Ashtead Group PLC	6,048,599
274,607		AstraZeneca PLC, ADR	14,993,542
2,254,787		Babcock International Group PLC	10,702,514
410,263		BELLWAY PLC	13,075,097
918,010	[1]	Boohoo Group PLC	4,410,528
342,900		Bunzl PLC	8,018,528
788,761		Burford Capital Ltd.	4,333,998
425,400	[1]	Capri Holdings Ltd.	6,398,016
5,315,941		Cineworld Group PLC	5,580,491
265,600		Coca-Cola European Partners PLC	10,013,120
142,695		Compass Group PLC	2,097,558
1,076,730		Inchcape PLC	6,676,500
82,766		Linde PLC	16,746,872
318,923		Mondi PLC, UK	5,973,341
535,877		Mondi PLC, SAF	10,047,017
189,626		Next PLC	11,442,998
3,509,144		Signature Aviation PLC	10,139,277
8,128,087		Taylor Wimpey PLC	14,489,834
708,396	[1]	Trainline PLC	4,289,016
		TOTAL	172,835,193
Annual Shareholder Report

Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		Vietnam—0.6%
2,364,530		Vinhomes Joint Stock Company	$7,768,221
		TOTAL COMMON STOCKS (IDENTIFIED COST $1,129,262,022)	1,303,531,050
		RIGHTS—0.0%
		India—0.0%
11,309	[1]	Reliance Industries Ltd., Rights	33,202
		Italy—0.0%
820,972	[1,3]	Davide Campari - Milano SpA, Rights	0
		TOTAL RIGHTS (IDENTIFIED COST $0)	33,202
		WARRANTS—0.0%
		Italy—0.0%
17,191	[1]	Trevi Finanziaria SPA, Warrants (IDENTIFIED COST $1,704,232 )	61,065
		INVESTMENT COMPANIES—2.0%
6,084,262		Federated Government Obligations Fund, Premier Shares, 0.13%[4]	6,084,262
19,948,109		Federated Institutional Prime Value Obligations Fund, Institutional Shares, 0.40%[4]	19,964,068
		TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $26,048,330)	26,048,330
		TOTAL INVESTMENT IN SECURITIES—101.0% (IDENTIFIED COST $1,157,014,584)[5]	1,329,673,647
		OTHER ASSETS AND LIABILITIES - NET—(1.0)%[6]	(13,022,095)
		TOTAL NET ASSETS—100%	$1,316,651,552
Annual Shareholder Report

Affiliated fund holdings are investment companies which are managed by Federated Global Investment Management Corporation (the “Adviser”), PNC Capital Advisors, LLC (the former Adviser) or an affiliate of the Adviser. Transactions with affiliated fund holdings during the period ended May 31, 2020, were as follows:
	PNC Government Money Market Fund, Class I Shares	Federated Government Obligations Fund, Premier Shares*	Federated Institutional Prime Value Obligations Fund, Institutional Shares*	Total of Affiliated Transactions
Balance of Shares Held 5/31/2019	37,377,717	—	—	37,377,717
Purchases/Additions	247,483,331	238,664,418	217,107,911	703,255,660
Sales/Reductions	(284,861,048)	(232,580,156)	(197,159,802)	(714,601,006)
Balance of Shares Held 5/31/2020	—	6,084,262	19,948,109	26,032,371
Value	$—	$6,084,262	$19,964,068	$26,048,330
Change in Unrealized Appreciation/ Depreciation	N/A	N/A	$—	$—
Net Realized Gain/(Loss)	N/A	N/A	$(7,920)	$(7,920)
Dividend Income	$244,521	$99,862	$92,337	$436,720
*	All or a portion of the balance/activity for the fund relates to cash collateral received on securities lending transactions.
1	Non-income-producing security.
2	All or a portion of this security is temporarily on loan to unaffiliated brokers/dealers.
3	Market quotations and price evaluations are not available. Fair value determined using significant unobservable inputs in accordance with procedures established by and under the general supervision of the Fund’s Board of Trustees (the “Trustees”).
4	7-day net yield.
5	The cost of investments for federal tax purposes amounts to $1,162,717,864.
6	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at May 31, 2020.
Annual Shareholder Report

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of May 31, 2020, in valuing the Fund’s assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
International	$ 301,782,873	$ 1,001,748,177	$0[1]	$ 1,303,531,050
Rights
International	—	33,202	0	33,202
Warrants
International	61,065	—	—	61,065
Investment Companies	26,048,330	—	—	26,048,330
TOTAL SECURITIES	$ 327,892,268	$1,001,781,379	$0	$1,329,673,647
1	Includes $7,760,288 transferred from Level 2 to Level 3 because fair values were determined using valuation techniques utilizing unobservable market date due to observable market value being unavailable. This transfer represents the value of the security at the beginning of the period.
The following acronym is used throughout this portfolio:
ADR	—American Depositary Receipt
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)1
Year Ended May 31	2020[2]	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$22.13	$24.57	$21.70	$18.42	$20.45
Income From Investment Operations:
Net investment income (loss)[3]	0.09	0.24	0.25	0.20	0.21
Net realized and unrealized gain (loss)	(0.01)	(2.11)	2.74	3.22	(1.91)
TOTAL FROM INVESTMENT OPERATIONS	0.08	(1.87)	2.99	3.42	(1.70)
Less Distributions:
Distributions from net investment income	(0.26)	(0.17)	(0.12)	(0.14)	(0.33)
Distributions from net realized gain	—	(0.40)	—	—	—
TOTAL DISTRIBUTIONS	(0.26)	(0.57)	(0.12)	(0.14)	(0.33)
Payment by Affiliate	—	0.00[4,5]	0.00[4,6]	—	—
Net Asset Value, End of Period	$21.95	$22.13	$24.57	$21.70	$18.42
Total Return[7]	0.22%	(7.43)%[5]	13.86%[6]	18.70%	(8.31)%
Ratios to Average Net Assets:
Net expenses[8]	1.22%	1.25%	1.20%[9]	1.28%	1.27%
Net investment income	0.42%	1.01%	1.04%[9]	1.05%	1.15%
Expense waiver/reimbursement[10]	0.21%	0.06%	0.13%	0.08%	0.08%
Supplemental Data:
Net assets, end of period (000 omitted)	$39,253	$58,932	$68,019	$58,740	$33,483
Portfolio turnover	36%	28%	33%	32%	19%
Annual Shareholder Report

1	PNC International Equity Fund (the “Predecessor Fund”) was reorganized into Federated International Equity Fund (the “Fund”), a portfolio of the Federated Adviser Series as of the close of business on November 15, 2019. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.
2	Beginning with the year ended May 31, 2020, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.
3	Per share numbers have been calculated using the average shares method.
4	Represents less than $0.01.
5	During the period ended May 31, 2019, a payment was made by PNC Capital Advisors, LLC (the former Adviser) to offset a trade error in the Fund. The payment, net of the error, had no impact to the total return of the Fund.
6	During the period ended May 31, 2018, a payment was made by the former Adviser to offset a Brazilian dividend repatriation error in the Fund. The payment, net of the error, had no impact on the total return of the Fund.
7	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
8	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
9	During the fiscal year ended May 31, 2018, a portion of the Class A Shares distribution plan payable balance in excess of actual expenses incurred was reversed, which represented a 0.07% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the net investment income would have been lower.
10	This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)1
Year Ended May 31	2020[2]	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$21.12	$23.50	$20.81	$17.66	$19.64
Income From Investment Operations:
Net investment income (loss)[3]	(0.00)[4]	0.08	0.10	0.01	0.06
Net realized and unrealized gain (loss)	(0.09)	(2.02)	2.59	3.14	(1.80)
TOTAL FROM INVESTMENT OPERATIONS	(0.09)	(1.94)	2.69	3.15	(1.74)
Less Distributions:
Distributions from net investment income	(0.16)	(0.04)	(0.00)	(0.00)	(0.24)
Distributions from net realized gain	—	(0.40)	—	—	—
TOTAL DISTRIBUTIONS	(0.16)	(0.44)	(0.00)	(0.00)	(0.24)
Payment by Affiliate	—	0.00[4,5]	0.00[4,6]	—	—
Net Asset Value, End of Period	$20.87	$21.12	$23.50	$20.81	$17.66
Total Return[7]	(0.54)%	(8.11)%[5]	13.00%[6]	17.86%	(8.87)%
Ratios to Average Net Assets:
Net expenses[8]	1.96%	1.97%	1.96%	1.96%	1.90%
Net investment income (loss)	(0.02)%	0.35%	0.46%	0.05%	0.35%
Expense waiver/reimbursement[9]	0.36%	0.55%	0.07%	0.08%	0.08%
Supplemental Data:
Net assets, end of period (000 omitted)	$4,978	$5,895	$4,909	$3,108	$3,126
Portfolio turnover	36%	28%	33%	32%	19%
Annual Shareholder Report

1	The Predecessor Fund was reorganized into the Fund, a portfolio of the Federated Adviser Series as of the close of business on November 15, 2019. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.
2	Beginning with the year ended May 31, 2020, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.
3	Per share numbers have been calculated using the average shares method.
4	Represents less than $0.01.
5	During the period ended May 31, 2019, a payment was made by the former Adviser to offset a trade error in the Fund. The payment, net of the error, had no impact to the total return of the Fund.
6	During the period ended May 31, 2018, a payment was made by the former Adviser to offset a Brazilian dividend repatriation error in the Fund. The payment, net of the error, had no impact on the total return of the Fund.
7	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
8	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
9	This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(formerly, Class I Shares)
(For a Share Outstanding Throughout Each Period)1
Year Ended May 31	2020[2]	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$22.34	$24.79	$21.90	$18.58	$20.61
Income From Investment Operations:
Net investment income (loss)[3]	0.24	0.30	0.32	0.22	0.24
Net realized and unrealized gain (loss)	(0.10)	(2.12)	2.76	3.28	(1.90)
TOTAL FROM INVESTMENT OPERATIONS	0.14	(1.82)	3.08	3.50	(1.66)
Less Distributions:
Distributions from net investment income	(0.31)	(0.23)	(0.19)	(0.18)	(0.37)
Distributions from net realized gain	—	(0.40)	—	—	—
TOTAL DISTRIBUTIONS	(0.31)	(0.63)	(0.19)	(0.18)	(0.37)
Payment by Affiliate	—	0.00[4,5]	0.00[4,6]	—	—
Net Asset Value, End of Period	$22.17	$22.34	$24.79	$21.90	$18.58
Total Return[7]	0.47%	(7.12)%[5]	14.07%[6]	19.02%	(8.02)%
Ratios to Average Net Assets:
Net expenses[8]	0.96%	0.94%	0.97%	0.98%	0.98%
Net investment income	1.04%	1.28%	1.35%	1.11%	1.31%
Expense waiver/reimbursement[9]	0.07%	0.00%[10]	0.07%	0.08%	0.08%
Supplemental Data:
Net assets, end of period (000 omitted)	$769,635	$939,068	$1,334,669	$995,486	$769,692
Portfolio turnover	36%	28%	33%	32%	19%
Annual Shareholder Report

1	The Predecessor Fund was reorganized into the Fund, a portfolio of the Federated Adviser Series as of the close of business on November 15, 2019. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.
2	Beginning with the year ended May 31, 2020, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.
3	Per share numbers have been calculated using the average shares method.
4	Represents less than $0.01.
5	During the period ended May 31, 2019, a payment was made by the former Adviser to offset a trade error in the Fund. The payment, net of the error, had no impact to the total return of the Fund.
6	During the period ended May 31, 2018, a payment was made by the former Adviser to offset a Brazilian dividend repatriation error in the Fund. The payment, net of the error, had no impact on the total return of the Fund.
7	Based on net asset value.
8	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
9	This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
10	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class R6 Shares
(For a Share Outstanding Throughout Each Period)1
	Year Ended 5/31/2020[2]	Period Ended 5/31/2019[3]
Net Asset Value, Beginning of Period	$22.34	$25.51
Income From Investment Operations:
Net investment income (loss)[4]	0.24	0.39
Net realized and unrealized gain (loss)	(0.08)	(2.92)
TOTAL FROM INVESTMENT OPERATIONS	0.16	(2.53)
Less Distributions:
Distributions from net investment income	(0.32)	(0.24)
Distributions from net realized gain	—	(0.40)
TOTAL DISTRIBUTIONS	(0.32)	(0.64)
Payment by Affiliate	—	0.00[5,6]
Net Asset Value, End of Period	$22.18	$22.34
Total Return[7]	0.56%	(9.17)%[5]
Ratios to Average Net Assets:
Net expenses[8]	0.90%	0.89%[9]
Net investment income	1.07%	1.76%[9]
Expense waiver/reimbursement[10]	0.10%	0.02%[9]
Supplemental Data:
Net assets, end of period (000 omitted)	$502,786	$595,000
Portfolio turnover	36%	28%[11]
Annual Shareholder Report

1	The Predecessor Fund was reorganized into the Fund, a portfolio of the Federated Adviser Series as of the close of business on November 15, 2019. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.
2	Beginning with the year ended May 31, 2020, the Fund was audited by KPMG LLP. The previous period was audited by another independent registered public accounting firm.
3	Reflects operations for the period from June 11, 2018 (date of initial investment) to May 31, 2019.
4	Per share numbers have been calculated using the average shares method.
5	Represents less than $0.01.
6	During the period ended May 31, 2019, a payment was made by the former Adviser to offset a trade error in the Fund. The payment, net of the error, had no impact to the total return of the Fund.
7	Based on net asset value. Total returns for periods of less than one year are not annualized.
8	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
9	Computed on an annualized basis.
10	This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
11	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the fiscal year ended May 31, 2019.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
May 31, 2020
Assets:
Investment in securities, at value including $5,375,372 of securities loaned and $26,048,330 of investment in affiliated holdings* (identified cost $1,157,014,584)		$1,329,673,647
Cash denominated in foreign currencies (identified cost $1,505,609)		1,501,800
Cash		2,656
Income receivable		4,903,437
Receivable for investments sold		3,718,967
Income receivable from affiliated holdings		3,444
Receivable for shares sold		324,230
TOTAL ASSETS		1,340,128,181
Liabilities:
Payable for shares redeemed	$10,175,327
Payable for investments purchased	6,984,160
Payable for collateral due to broker for securities lending	5,611,806
Payable for capital gain taxes withheld	22,844
Payable for investment adviser fee (Note 5)	133,567
Payable for other service fees (Notes 2 and 5)	9,072
Payable for administrative fee (Note 5)	8,681
Payable for distribution services fee (Note 5)	3,018
Payable for Directors’/Trustees’ fees (Note 5)	660
Accrued expenses (Note 5)	527,494
TOTAL LIABILITIES		23,476,629
Net assets for 59,403,813 shares outstanding		$1,316,651,552
Net Assets Consists of:
Paid-in capital		$1,178,480,694
Total distributable earnings (loss)		138,170,858
TOTAL NET ASSETS		$1,316,651,552
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($39,252,943 ÷ 1,788,402 shares outstanding) no par value, unlimited shares authorized	$21.95
Offering price per share (100/94.50 of $21.95)	$23.23
Redemption proceeds per share	$21.95
Class C Shares:
Net asset value per share ($4,977,654 ÷ 238,455 shares outstanding) no par value, unlimited shares authorized	$20.87
Offering price per share	$20.87
Redemption proceeds per share (99.00/100 of $20.87)	$20.66
Institutional Shares:
Net asset value per share ($769,635,239 ÷ 34,709,990 shares outstanding) no par value, unlimited shares authorized	$22.17
Offering price per share	$22.17
Redemption proceeds per share	$22.17
Class R6 Shares:
Net asset value per share ($502,785,716 ÷ 22,666,966 shares outstanding) no par value, unlimited shares authorized	$22.18
Offering price per share	$22.18
Redemption proceeds per share	$22.18
*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended May 31, 2020
Investment Income:
Dividends (including $436,720 received from affiliated holdings* and net of foreign taxes withheld of $3,181,484)			$29,835,645
Net income on securities loaned (Note 2)			105,157
TOTAL INCOME			29,940,802
Expenses:
Investment adviser fee (Note 5)		$12,501,925
Administrative fee (Note 5)		605,846
Custodian fees		630,326
Transfer agent fees (Note 2)		881,837
Directors’/Trustees’ fees (Note 5)		40,092
Auditing fees		27,756
Legal fees		34,757
Distribution services fee (Note 5)		44,019
Other service fees (Notes 2 and 5)		123,505
Portfolio accounting fees		471,763
Share registration costs		184,819
Printing and postage		56,688
Miscellaneous (Note 5)		100,801
TOTAL EXPENSES		15,704,134
Waiver and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	$(927,671)
Reimbursement of other operating expenses (Notes 2 and 5)	(374,105)
TOTAL WAIVER AND REIMBURSEMENTS		(1,301,776)
Net expenses			14,402,358
Net investment income			$15,538,444
Annual Shareholder Report

Statement of Operations–continued
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions (including realized loss of $(7,920) on sales of investments in an affiliated holding*)	$(24,655,743)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency	21,721,285
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2,934,458)
Change in net assets resulting from operations	$12,603,986
*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
Year Ended May 31	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income	$15,538,444	$20,961,869
Net realized loss	(24,655,743)	(25,876,136)
Net change in unrealized appreciation/depreciation	21,721,285	(108,067,204)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	12,603,986	(112,876,984)
Distributions to Shareholders:
Class A Shares	(483,753)	(1,348,505)
Class C Shares	(43,325)	(117,439)
Institutional Shares	(12,272,690)	(22,259,180)
Class R6 Shares	(7,514,850)	(16,654,576)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(20,314,618)	(40,379,700)
Share Transactions:
Proceeds from sale of shares	297,950,344	1,416,683,878
Net asset value of shares issued to shareholders in payment of distributions declared	14,132,079	23,679,519
Cost of shares redeemed	(586,615,395)	(1,095,808,329)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(274,532,972)	344,555,068
Payment by Affiliate (Note 5)	—	104,487
Change in net assets	(282,243,604)	191,298,384
Net Assets:
Beginning of period	1,598,895,156	1,407,596,772
End of period	$1,316,651,552	$1,598,895,156
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
May 31, 2020
1. ORGANIZATION
Federated Adviser Series (the “Trust”) was established as a Delaware statutory trust on July 12, 2017 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of eleven portfolios. The financial statements included herein are only those of Federated International Equity Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide long-term capital appreciation.
PNC International Equity Fund (the “Predecessor Fund”) was reorganized into the Fund as of the close of business on November 15, 2019. The Fund is the successor to the Predecessor Fund and assumed all of its net assets pursuant to a tax-free reorganization involving the Fund and the Predecessor Fund. The Fund is the legal entity survivor and the Predecessor Fund is the accounting and tax survivor of the reorganization. On that date, Class A Shares, Class C Shares, Class I Shares and Class R6 Shares of the Predecessor Fund were exchanged for Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares of the Fund, respectively. Prior to November 15, 2019, the Fund had no investment operations and accordingly, the performance and financial information presented herein incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.
Effective on or about June 29, 2020, the name of the Trust and Fund will change to Federated Hermes Adviser Series and Federated Hermes International Equity Fund, respectively.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
Annual Shareholder Report

■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund’s valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”) is deemed not representative of fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, the Adviser and certain of the Adviser’s affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid”
Annual Shareholder Report

evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
Annual Shareholder Report

The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waiver and reimbursements of $1,301,776 is disclosed in this Note 2 and Note 5.
For the year ended May 31, 2020, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$75,102	$(53,279)
Class C Shares	11,055	(9,394)
Institutional Shares	750,493	(221,609)
Class R6 Shares	45,187	(7,042)
TOTAL	$881,837	$(291,324)
Prior to November 18, 2019, certain class specific expenses were borne directly by each share class of the Fund as follows:
	Printing and Postage	Share Registration Cost
Class A Shares	$1,610	$12,773
Class C Shares	281	8,867
Institutional Shares	16,374	47,950
Class R6 Shares	1,227	22,401
TOTAL	$19,492	$91,991
Annual Shareholder Report

Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund’s Class A Shares, Class C Shares and Institutional Shares, to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended May 31, 2020, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$108,717
Class C Shares	14,788
TOTAL	$123,505
For the year ended May 31, 2020, the Fund’s Institutional Shares did not incur other service fees.
Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended May 31, 2020, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of May 31, 2020, tax years 2017 through 2020 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the state of Delaware.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of
Annual Shareholder Report

exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.
Securities Lending
The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The term of the loans within the program is one year or less. The Fund normally receives cash collateral for securities loaned that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements. Investments in money market funds may include funds with a “floating” NAV that can impose redemption fees and liquidity gates, impose certain operational impediments to investing cash collateral, and, if the investee fund’s NAV decreases, result in the Fund recognizing losses and being required to cover the decrease in the value of the cash collateral. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.
Securities lending transactions are subject to Master Netting Agreements which are agreements between the Fund and its counter parties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amount but gross. As indicated below, the cash collateral received by the Fund exceeds the market value of the securities loaned reducing the net settlement amount to zero. The chart below identifies the amount of collateral received as well as the market value of securities on loan. Additionally, the securities lending agreement executed by the Fund includes an indemnification clause. This clause stipulates that the borrower will reimburse the Fund for any losses as a result of any failure of the borrower to return equivalent securities to the Fund.
Annual Shareholder Report

As of May 31, 2020, securities subject to this type of arrangement and related collateral were as follows:
Market Value of Securities Loaned	Collateral Received
$5,375,372	$5,611,806
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended May 31	2020		2019
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	368,749	$8,224,851	1,120,413	$25,630,549
Shares issued to shareholders in payment of distributions declared	17,287	429,396	40,975	833,030
Shares redeemed	(1,261,070)	(28,759,317)	(1,266,700)	(29,608,754)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(875,034)	$(20,105,070)	(105,312)	$(3,145,175)

Year Ended May 31	2020		2019
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	49,784	$1,091,166	124,503	$2,772,839
Shares issued to shareholders in payment of distributions declared	1,763	41,804	5,486	106,726
Shares redeemed	(92,243)	(1,963,585)	(59,785)	(1,299,574)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(40,696)	$(830,615)	70,204	$1,579,991

Year Ended May 31	2020		2019
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	9,510,459	$210,066,669	24,347,941	$572,372,376
Shares issued to shareholders in payment of distributions declared	450,685	11,298,692	859,307	17,603,998
Shares redeemed	(17,291,121)	(387,214,246)	(37,008,112)	(903,458,280)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(7,329,977)	$(165,848,885)	(11,800,864)	$(313,481,906)
Annual Shareholder Report

Year Ended May 31	2020		2019
Class R6 Shares:	Shares	Amount	Shares	Amount
Shares sold	3,360,711	$78,567,658	33,287,327	$815,908,114
Shares issued to shareholders in payment of distributions declared	94,186	2,362,186	250,647	5,135,765
Shares redeemed	(7,419,266)	(168,678,246)	(6,906,639)	(161,441,721)
NET CHANGE RESULTING FROM CLASS R6 SHARE TRANSACTIONS	(3,964,369)	$(87,748,402)	26,631,335	$659,602,158
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(12,210,076)	$(274,532,972)	14,795,363	$344,555,068
4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended May 31, 2020, and 2019, was as follows:
	2020	2019
Ordinary income	$20,314,618	$14,787,065
Long-term capital gain	$—	$25,592,635
As of May 31, 2020, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$15,511,328
Net unrealized appreciation	$166,903,572
Capital loss carryforwards	$(44,244,042)
The difference between book-basis and tax-basis unrealized appreciation is attributable to differing treatments for the deferral of losses on wash sales and investments in passive foreign investment companies.
At May 31, 2020, the cost of investments for federal tax purposes was $1,162,717,864. The net unrealized appreciation of investments for federal tax purposes was $166,955,783. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $281,873,567 and net unrealized depreciation from investments for those securities having an excess of cost over value of $114,917,784.
As of May 31, 2020, the Fund had a capital loss carryforward of $44,244,042 which will reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, these net capital losses retain their character as either short-term or long-term and do not expire.
The following schedule summarizes the Fund’s capital loss carryforwards:
Short-Term	Long-Term	Total
$40,297,401	$3,946,641	$44,244,042
Annual Shareholder Report

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.85% of the Fund’s average daily net assets. Prior to November 18, 2019, the annual advisory fee was 0.80% of the Fund’s average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. For the period November 18, 2019 to May 31, 2020, the Adviser voluntarily waived $879,911 of its fee and voluntarily reimbursed $181,839 of transfer agent fees. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the period November 18, 2019 to May 31, 2020, the Adviser reimbursed $15,540.
For the period from June 1, 2019 to November 17, 2019, the former Adviser, waived $32,220 of its fee and reimbursed $109,485 of transfer agent fees and $82,781 of other operating expenses.
Polaris Capital Management, LLC (“Polaris”), a registered investment adviser, serves as sub-adviser to a portion of the managed assets of the Fund. For its services, Polaris is paid a sub-advisory fee by the Adviser based on the portion of assets of the Fund allocated to Polaris equal to the annual rate of 0.40% of the Fund’s average daily assets for the monthly period.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the period November 18, 2019 to May 31, 2020, the annualized fee paid to FAS was 0.079% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Prior to November 18, 2019, the former Adviser was a party to a Co-Administration and Accounting Services Agreement, pursuant to which the former Adviser served as a Co-Administrator to the Predecessor Fund and was entitled to an annual fee up to 0.05% of the Predecessor Fund’s average aggregate net assets up to $1 billion and 0.03% between $1 billion and $10 billion. For their services as Co-Administrator, approximately 0.0234% was allocated to the former Adviser. For the year ended May 31, 2020, the former Adviser was paid $293,224.
Annual Shareholder Report

Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class A Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended May 31, 2020, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Class C Shares	$44,019
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the period November 18, 2019 to May 31, 2020, FSC retained $983 of fees paid by the Fund. For the period November 18, 2019 to May 31, 2020, the Fund’s Class A Shares did not incur a distribution fee; however, it may begin to incur this fee upon approval of the Trustees. For the period June 1, 2019 to November 18, 2019, the fee was 0.00% for the Class A Shares of the Fund.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the period November 18, 2019 to May 31, 2020, FSC retained $321 in sales charges from the sale of Class A Shares. FSC also retained $232 of CDSC relating to redemptions of Class C Shares.
Other Service Fees
For the period November 18, 2019 to May 31, 2020, FSSC received $1,136 of other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FSSC and FAS) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding tax reclaim recovery expenses, interest expense, extraordinary expenses and proxy related expenses paid by the Fund, if any) paid by the Fund’s Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares (after the voluntary waivers and reimbursements) will not exceed 1.19%, 1.94%, 0.94%, and 0.90% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) August 1, 2021; or (b) the date of the Fund’s next effective Prospectus. While
Annual Shareholder Report

the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Prior to November 18, 2019, the Fund’s former Adviser had contractually agreed to waive fees and reimburse expenses, other than certain excluded expenses, to the extent necessary so that the total annual fund operating expense of the Predecessor Fund’s Class A, Class C, Class I and Class R6 Shares did not exceed 1.26%, 1.98%, 0.98% and 0.90%, respectively, of average daily net assets.
Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
Payment by Affiliate
During the fiscal year ended May 31, 2019, payments were made by the former Adviser in the amount of $104,487 for trade errors in the Predecessor Fund. This amount is included as Payment by Affiliate in the Fund’s Statements of Changes.
6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended May 31, 2020, were as follows:
Purchases	$536,827,779
Sales	$792,013,654
7. CONCENTRATION OF RISK
The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of May 31, 2020, there were no outstanding loans. During the year ended May 31, 2020, the program was not utilized.
Annual Shareholder Report

9. OTHER MATTERS
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread globally. As of the date of the issuance of these financial statements, this coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus may be short term or may last for an extended period of time and has resulted in a substantial economic downturn. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing, political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies (including certain Fund service providers and issuers of the Fund’s investments) and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the Fund’s performance.
10. SUBSEQUENT EVENT
Effective June 24, 2020, the Fund participates with certain other Federated Hermes funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR), or a replacement rate as appropriate, and (iii) 0.0%, plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of an upfront fee, and its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. The Fund has not utilized the LOC.
11. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended May 31, 2020, 100.00% of total ordinary income distributions paid by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of distributions on Form 1099-DIV.
If the Fund meets the requirements of Section 853 of the Code, the Fund will pass through to its shareholders credits for foreign taxes paid. For the fiscal year ended May 31, 2020, the Fund derived $32,478,564 of gross income from foreign sources and paid foreign taxes of $3,169,717.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF FEDERATED ADVISER SERIES AND SHAREHOLDERS OF FEDERATED INTERNATIONAL EQUITY FUND:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated International Equity Fund (formerly PNC International Equity Fund) (the “Fund”), a portfolio of Federated Adviser Series, as of May 31, 2020, the related statements of operations and changes in net assets for the year then ended, and the related notes (collectively, the financial statements) and the financial highlights for the year then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2020, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles. The statement of changes in net assets for the year ended May 31, 2019 and the financial highlights for each of the years or periods in the four-year period ended May 31, 2019, were audited by other independent registered public accountants whose report, dated July 26, 2019, expressed an unqualified opinion on that financial statement and those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
Annual Shareholder Report

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2020, by correspondence with custodians and brokers or by other appropriate auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.
We have served as the auditor for one or more of Federated Hermes, Inc. investment companies since 2006.
Boston, Massachusetts
July 27, 2020
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees; and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2019 to May 31, 2020.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 12/1/2019	Ending Account Value 5/31/2020	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$921.80	$5.72
Class C Shares	$1,000	$917.70	$9.30
Institutional Shares	$1,000	$922.60	$4.52
Class R6 Shares	$1,000	$923.00	$4.33
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,019.05	$6.01
Class C Shares	$1,000	$1,015.30	$9.77
Institutional Shares	$1,000	$1,020.30	$4.75
Class R6 Shares	$1,000	$1,020.50	$4.55
1	Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The annualized expense ratios are as follows:

Class A Shares	1.19%
Class C Shares	1.94%
Institutional Shares	0.94%
Class R6 Shares	0.90%
Annual Shareholder Report

Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2019, the Trust comprised 11 portfolio(s), and the Federated Hermes Fund Family consisted of 41 investment companies (comprising 135 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: May 2017	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Hermes Fund Family; Director or Trustee of the Funds in the Federated Hermes Fund Family; President, Chief Executive Officer and Director, Federated Hermes, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2017	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Hermes Fund Family; Director or Trustee of certain of the Funds in the Federated Hermes Fund Family; Vice President, Federated Hermes, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President of some of the Funds in the Federated Hermes Fund Family and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; President and CEO of Passport Research, Ltd.; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Hermes, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Hermes, Inc. and due to positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: May 2017	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Chairman of the Compensation Committee, KLX Energy Services Holdings, Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO of The Collins Group, Inc. (a private equity firm) and as a Director of KLX Corp. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: May 2017	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Hermes Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee, Equifax, Inc.; Director, Member of the Audit Committee, Haverty Furniture Companies, Inc.; formerly, Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President’s Cabinet and Business School Board of Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and he previously served as an Executive Committee member of the United States Golf Association.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: May 2017	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Adjunct Professor of Law, Duquesne University School of Law; formerly, Dean of the Duquesne University School of Law and Professor of Law and Interim Dean of the Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court’s Board of Continuing Judicial Education and the Supreme Court’s Appellate Court Procedural Rules Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Regent, Saint Vincent Seminary; Member, Pennsylvania State Board of Education (public); Director, Catholic Charities, Pittsburgh; and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director, St. Vincent College; and Director and Chair, North Catholic High School, Inc.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: May 2017	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Management Consultant and Author.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant and Author.
Thomas M. O’Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: May 2017	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity and Director, The Golisano Children’s Museum of Naples, Florida. Mr. O’Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: May 2017	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Management Consultant; Retired; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: May 2017	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Hermes Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: May 2017	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: November 2017	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Hermes Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Hermes, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated Hermes in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Hermes, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Hermes, Inc.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: May 2017	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Hermes Fund Family; Vice President and Chief Compliance Officer of Federated Hermes, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Hermes, Inc. Prior to joining Federated Hermes, Inc., Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: May 2017	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Hermes Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2020
Federated International Equity Fund (THE “FUND”)
(EFFECTIVE CLOSE OF BUSINESS ON JUNE 26, 2020, THE FUND’S NAME CHANGED TO FEDERATED HERMES INTERNATIONAL EQUITY FUND)
At its meetings in May 2020 (the “May Meetings”), the Fund’s Board of Trustees (the “Board”), including a majority of those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated Global Investment Management Corp. (the “Adviser”) and the investment subadvisory contract between the Adviser and Polaris Capital Management, LLC with respect to the Fund (together, the “Contracts”) for an additional one-year term. The Board’s determination to approve the continuation of the Contracts reflects the exercise of its business judgment after considering all of the information and factors believed to be relevant and appropriate on whether to continue the existing arrangements. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
Information Received and Review Process
At the request of the Independent Trustees, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO’s independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contracts. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer” prior to the elimination of the Senior Officer position in December 2017.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by the Adviser and its affiliates (collectively, “Federated Hermes”) in response to requests posed to Federated Hermes on behalf of the Independent Trustees encompassing a wide variety of topics. The Board also considered such additional matters as the Independent Trustees deemed reasonably necessary to
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evaluate the Contracts, which included detailed information about the Fund and Federated Hermes furnished to the Board at its meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose, as well as information specifically prepared in connection with the approval of the continuation of the Contracts that was presented at the May Meetings.
The Board’s consideration of the Contracts included review of materials and information covering the following matters, among others: the Adviser’s and sub-adviser’s investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund’s short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, and relative to the Fund’s particular investment program and a group of its peer funds and/or its benchmark, as appropriate) and comments on the reasons for the Fund’s performance; the Fund’s investment objectives; the Fund’s expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to a group of its peer funds), with due regard for contractual or voluntary expense limitations (if any); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring and managing the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund’s relationship to the other funds advised by Federated Hermes (each, a “Federated Hermes Fund”), which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Hermes Funds and the Federated Hermes’ affiliates that service them (including communications from regulatory agencies), as well as Federated Hermes’ responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Hermes Funds and/or Federated Hermes may be responding to them. In addition, the Board received and considered information furnished by Federated Hermes on the impacts of the coronavirus (COVID-19) outbreak on Federated Hermes generally and the Fund in particular, including, among other information, the current and anticipated impacts on the management, operations and performance of the Fund. The Board noted that its evaluation process is evolutionary and that the criteria considered and the emphasis placed on relevant criteria may change in recognition of changing circumstances in the mutual fund marketplace.
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The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in determining to approve the Contracts. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser’s cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the adviser for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser’s services and fees). The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for a fund board’s approval of the fund’s investment advisory contracts generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Contracts to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the Federated Hermes Funds. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Contracts was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Contracts. The Independent Trustees were assisted throughout the evaluation process by independent legal counsel. In connection with their deliberations at the May Meetings, the Independent Trustees met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Trustees and their independent legal counsel to discuss
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the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contracts for the Fund as part of its consideration of agreements for funds across the Federated Hermes Funds family, but its approvals were made on a fund-by-fund basis.
Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser’s personnel, experience and track record, as well as the financial resources and overall reputation of Federated Hermes and its willingness to invest in personnel and infrastructure that benefit the Federated Hermes Funds. The Board noted the significant acquisition of Hermes Fund Managers Limited by Federated Hermes in 2018, which has deepened the organization’s investment management expertise and capabilities and expanded the investment process for all of the Federated Hermes Funds to incorporate environmental, social and governance (“ESG”) factors and issuer engagement on ESG matters.
In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the compliance program of the Adviser and the compliance-related resources devoted by the Adviser and its affiliates in support of the Fund’s obligations pursuant to Rule 38a-1 under the Investment Company Act of 1940, including the Adviser’s commitment to respond to rulemaking and other regulatory initiatives of the SEC such as the liquidity risk management program rules. In addition, the Board considered the response by the Adviser to recent market conditions and considered the overall performance of the Adviser in this context. The Fund’s ability to deliver competitive performance when compared to its Performance Peer Group (as defined below) was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund’s investment program. The Adviser’s ability to execute this program was one of the Board’s considerations in reaching a conclusion that the nature, extent and quality of the Adviser’s investment management and related services warrant the continuation of the Contracts.
Fund Investment Performance
In evaluating the Fund’s investment performance, the Board considered performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board also considered the Fund’s performance in light of the overall recent market conditions. The Board considered detailed investment reports on the Fund’s performance over different time periods that were provided to the Board throughout the year and in connection with the May Meetings and evaluated the Adviser’s analysis of
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the Fund’s performance for these time periods. The Board also reviewed comparative information regarding the performance of other mutual funds in the category of peer funds selected by Morningstar, Inc. (the “Morningstar”), an independent fund ranking organization (the “Performance Peer Group”), noting the CCO’s view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds’ objectives or investment management techniques, or the costs to implement the funds, even within the same Performance Peer Group.
For the periods ended December 31, 2019, the Fund’s performance for the three-year and five-year periods was above the median of the relevant Performance Peer Group, and the Fund’s performance fell below the median of the relevant Performance Peer Group for the one-year period. The Board discussed the Fund’s performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Contracts.
Fund Expenses
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund’s total expense ratio (i.e., gross and net advisory fees, administrative fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated Hermes from the category of peer funds selected by Morningstar (the “Expense Peer Group”). The Board received a description of the methodology used to select the Expense Peer Group from the overall Morningstar category. The Board also reviewed comparative information regarding the fees and expenses of the broader group of funds in the overall Morningstar category. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because such comparisons are believed to be more relevant. The Board considered that other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle, in fact, chosen and maintained by the Fund’s investors. The Board noted that the range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
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The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund’s fee rates relative to its Expense Peer Group. In this regard, the Board noted that the contractual advisory fee rate was below the median of the Expense Peer Group and the Board was satisfied that the overall expense structure of the Fund remained competitive.
For comparison, the Board received and considered information about the fees charged by Federated Hermes for providing advisory services to other types of clients with investment strategies similar to those of the Federated Hermes Funds, including non-mutual fund clients such as institutional separate accounts and third-party unaffiliated mutual funds for which the Adviser or its affiliates serve as sub-adviser. The Board noted the CCO’s conclusion that non-mutual fund clients are inherently different products due to the following differences, among others: (i) different types of targeted investors; (ii) different applicable laws and regulations; (iii) different legal structures; (iv) different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; (v) and the time spent by portfolio managers and their teams (among other personnel across various departments, including legal, compliance and risk management) in reviewing securities pricing, addressing different administrative responsibilities, and addressing different degrees of risk associated with management; and (vi) a variety of different costs. The Board also considered information regarding the differences in the nature of the services required for Federated Hermes to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution’s mutual fund, noting that Federated Hermes generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Hermes Funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The Board noted that the CCO did not consider the fees for providing advisory services to other types of clients to be determinative in judging the appropriateness of the Federated Hermes Funds’ advisory fees.
Following such evaluation, and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Contracts.
Profitability and Other Benefits
The Board also received financial information about Federated Hermes, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated Hermes derived from its relationships with the Federated Hermes Funds. This information covered not only the fees under the Federated Hermes Funds’ investment advisory contracts, but also fees received by Federated Hermes’ affiliates for providing other services to the Federated Hermes Funds under separate contracts (e.g., for serving as the Federated Hermes Funds’ administrator and distributor). In this regard, the Board
Annual Shareholder Report

considered that certain of Federated Hermes’ affiliates provide distribution and shareholder services to the Federated Hermes Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing any indirect benefit Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds. In addition, the Board considered the fact that, in order for the Federated Hermes Funds to be competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated Hermes Fund shareholders and/or reported to the Board their intention to do so in the future. Moreover, the Board received and considered regular reports from Federated Hermes throughout the year as to the institution, adjustment or elimination of these voluntary waivers and/or reimbursements. The Board considered Federated Hermes’ previous reductions in contractual management fees to certain Federated Hermes Funds during the prior year, including in response to the CCO’s recommendations in the prior year’s CCO Fee Evaluation Report.
The Board received and considered information furnished by Federated Hermes, as requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO and described to the Board. The Board considered the CCO’s view that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, because a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Hermes Fund and may produce unintended consequences. The allocation information, including the CCO’s view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board. In addition, the Board considered that, during the prior year, an independent consultant conducted a review of the allocation methodologies used by Federated Hermes in estimating profitability for purposes of reporting to the Board in connection with the continuation of the Contracts. The Board noted the consultant’s view that, although there is no single best method to allocate expenses, the methodologies used by Federated Hermes are reasonable.
The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. The Board considered the CCO’s conclusion that, based on such profitability information, Federated Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds.
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Economies of Scale
The Board received and considered information about the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that the Adviser has made significant and long-term investments in areas that support all of the Federated Hermes Funds, such as personnel and processes for the portfolio management, trading operations, issuer engagement (including with respect to ESG matters), shareholder services, compliance, business continuity, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and use of data. The Board noted that Federated Hermes’ investments in these areas are extensive and are designed to provide enhanced services to the Federated Hermes Funds and their shareholders. The Board considered that the benefits of these investments (as well as the benefits of any economies of scale, should they exist) are likely to be shared with the Federated Hermes Fund family as a whole. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses for the Federated Hermes Funds and that such waivers and reimbursements are another means for potential economies of scale to be shared with shareholders and can provide protection from an increase in expenses if a Federated Hermes Fund’s assets decline. Federated Hermes, as it does throughout the year, and specifically in connection with the Board’s review of the Contracts, furnished information relative to adviser-paid fees (commonly referred to as revenue sharing). The Board considered the beliefs of Federated Hermes and the CCO that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to determine the appropriateness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
Conclusions
The Board considered the CCO’s conclusion that his observations and the information accompanying the CCO Fee Evaluation Report show that the management fee for the Fund was reasonable and the CCO’s recommendation that the Board approve the management fee. The Board noted that, under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Contracts by the CCO. The CCO also recognized that the Board’s evaluation of the Federated Hermes Funds’ advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from
Annual Shareholder Report

management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated Hermes Funds.
In its determination to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser’s industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board’s approval of the Contracts reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the Contracts was appropriate.
The Board based its determination to approve the Contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were deemed to be relevant, the Board’s determination to approve the continuation of the Contracts reflects its view that Federated Hermes’ performance and actions provided a satisfactory basis to support the determination to continue the existing arrangements.
Annual Shareholder Report

Liquidity Risk Management Program– Annual Evaluation of Adequacy and Effectiveness
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Federated Hermes Adviser Series (the Trust) has adopted and implemented a liquidity risk management program (the “LRMP”) for each series of the Trust, including Federated Hermes International Equity Fund (the “Fund” and collectively, the “Funds”). The LRMP seeks to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust (the “Board”) has approved the designation of the Funds’ investment advisers as the administrators for the LRMP (collectively, the “Administrator”). The Administrator has established a Liquidity Risk Management Committee (the “Committee”) comprised of representatives from various departments across the Administrator to assist it in the implementation and on-going administration of the LRMP. The Committee, in turn, has delegated to the Fixed Income and Equities Liquidity Committees, each a separate committee previously established by the Administrator, the responsibility to review and assess certain information related to the liquidity of the Funds that fall within their respective asset classes.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent a Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if a Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At its meetings in May 2020, the Board received and reviewed a written report from the Funds’ Chief Compliance Officer and Chief Risk Officer, on behalf of the Administrator, concerning the operation of the LRMP for the period from the LRMP’s inception on December 1, 2018 through March 31, 2020 (the “Period”). The Report addressed the operation of the LRMP and assessed its adequacy and effectiveness, including, where applicable, the operation of any HLIM established for a Fund. There were no
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material changes to the LRMP during the Period. The Report summarized the operation of the Program and the information and factors considered by the Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Funds. Such information and factors included, among other things:
■	the liquidity risk framework used to assess, manage, and periodically review each Fund’s liquidity risk and the results of this assessment, including a review of the Funds’ access to other available funding sources such as the Funds’ interfund lending facility, redemptions in-kind and committed lines of credit and confirmation that the Fund did not have to access any of these alternative funding sources during the Period;
■	the periodic classifications of the Fund’s investments into one of four liquidity categories and the methodologies and inputs used to classify the investments, including the Fund’s reasonably anticipated trade size;
■	the analysis received from a third-party liquidity assessment vendor that is taken into account in the process of determining the liquidity classifications of the Fund’s investments and the results of an evaluation of the services performed by the vendor in support of this process;
■	the fact that the Fund invested primarily in highly liquid investments during the Period and, therefore, was not required to establish, and has not established, an HLIM and the procedures for monitoring the status of the Fund as investing primarily in highly liquid investments;
■	the fact that the Fund invested no more than 15% of its assets in illiquid investments during the Period and the procedures for monitoring this limit; and
■	liquidity events during the Period, including the impact on liquidity caused by extended non-U.S. market closures and the market disruptions resulting from the novel coronavirus outbreak, and the fact that there were no specific liquidity events during the Period that materially affected the Fund’s liquidity risk.
Based on this review, the Administrator concluded that the LRMP is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedInvestors.com.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.
Federated International Equity Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31423A713
CUSIP 31423A697
CUSIP 31423A689
CUSIP 31423A671
Q454745 (7/20)
© 2020 Federated Hermes, Inc.

Annual Shareholder Report
May 31, 2020
Share Class | Ticker	Institutional | PIGDX

Federated International Growth Fund
(Effective close of business June 26, 2020, the fund name was changed to Federated Hermes International Growth Fund)
Successor to the PNC International Growth Fund Established 2016

A Portfolio of Federated Adviser Series
(Effective close of business June 26, 2020, the registrant name was changed to Federated Hermes Adviser Series)
IMPORTANT NOTICE REGARDING REPORT DELIVERY
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4. Your election to receive reports in paper will apply to all funds held with the Fund complex or your financial intermediary.

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

J. Christopher
Donahue
President
Federated International Growth Fund
Letter from the President
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from June 1, 2019 through May 31, 2020.
As we all confront the unprecedented effects of the coronavirus and the challenges it presents to our families, communities, businesses and the financial markets, I want you to know that everyone at Federated Hermes is dedicated to helping you successfully navigate the markets ahead. You can count on us for the insights, investment management knowledge and client service that you have come to expect. Please refer to our website, FederatedInvestors.com, for timely updates on this and other economic and market matters.
Thank you for investing with us. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Management’s Discussion of Fund Performance (unaudited)
The total return of Federated International Growth Fund (the “Fund”), based on net asset value for the 12-month reporting period ended May 31, 2020, was 14.78% for Institutional Shares. The total return of the Morgan Stanley Capital International All Country World Index ex United States of America Growth (MSCI Index),1 the Fund’s broad-based securities market index, was 7.37% for the same period. The total return of Morningstar Foreign Large Growth Funds Average (MFLGFA),2 a peer group average for the Fund, was 7.90% for the same period. The Fund’s and MFLGFA’s total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the MSCI Index.
During the reporting period, the most significant factor affecting the Fund’s performance relative to the MSCI Index was security selection.
MARKET OVERVIEW
During the first half of the reporting period, markets dealt with a slowing global economy due to factors including U.S.-China trade tensions and ongoing Brexit negotiations. Just as conditions were beginning to improve, COVID-19 emerged onto the scene, dominating headlines and driving market sentiment. What began as an isolated event in China grew into a global pandemic. By the end of the reporting period, global confirmed cases surpassed 6 million. The number of cases, recovery rates and mortality rates varied widely by country. Lockdowns to counter the spread of the virus became the norm throughout most of the world. In April, the global manufacturing Purchasing Managers Index (PMI) hit an eleven-year low of 39.7, the lowest level since the global financial crisis. On March 2, the Organization for Economic Cooperation and Development (OECD) revised its 2020 global economic growth projection to 2.4%, half a point lower than before the outbreak.
Global markets3 dropped precipitously as the crisis unfolded. Still, despite troubling economic signals, they began to rebound from March 23 lows. As a result, during the reporting period, the MSCI ACWI ex USA4 and the MSCI Emerging Markets Index5 only fell -3.43% and -4.39%, respectively. The partial market recovery was driven by the gradual reopening of countries, as well as the unprecedented fiscal and monetary policy responses to the pandemic. In efforts to prevent complete economic collapse, global fiscal support has totaled about $9 trillion, and central banks around the world have cut policy rates.
Compounding the economic effects of fighting the pandemic, oil production conflicts and falling energy demand resulted in a dramatic decrease in oil prices. When Russia rejected a proposal in early March to curb production, Saudi Arabia boosted its production to full capacity and flooded the market
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with cheap oil; consequently, oil prices reached almost twenty-year lows of nearly $19 a barrel in April. Petro-state currencies and oil export revenue expectations weakened. Conversely, lower oil prices were a positive boost for consumers and for nations that heavily rely on energy imports, particularly in Asia. In order to lift oil prices, the Organization of Petroleum Exporting Countries and allies including Russia (OPEC+) eventually reached an unprecedented agreement to curb the output of oil.
Asia was the first region affected by the coronavirus. Existing public health protocols and infrastructure resulted in quicker government responses, especially in countries that have experienced pandemics in recent history. In conjunction with Chinese New Year celebrations, China was first to be negatively impacted as the virus emanated from Wuhan in the Hubei province. The country took intense measures to lock down cities and provinces most at risk, which negatively impacted economic activity. As the first in and out of lockdown, China was the only country at period-end with a manufacturing or service PMI greater than 50, though the increase was subdued by declines elsewhere. In Japan, slowing global manufacturing activity negatively impacted the industrial sector.
Elsewhere in Asia, many of the region’s economies slowed due to decelerating demand as the world gradually entered lockdowns. The abrupt halt in international travel and tourism particularly impacted countries in Southeast Asia; revenue from foreign tourists accounts for 5% of gross domestic product (GDP) on average in Southeast Asian countries compared to approximately 1% in Japan and South Korea.
In Europe, Italy and Spain were the worst hit by the virus due to demographics and social factors. The European Central Bank announced a quantitative easing program which included additional asset purchases of more than €1 trillion. Germany increased healthcare spending, provided grants to small business owners and expanded access to short-term work subsidies. France also provided loans to businesses and reconfigured an unemployment package to help workers impacted by the virus. Boris Johnson, who replaced Theresa May as prime minister in July 2019, led the U.K. government in providing income support to self-employed and furloughed workers.
In the Middle East and North Africa, the spread of COVID-19 and the dramatic decrease in oil prices produced a direct negative income effect for oil exporters and an indirect effect for oil importers. For example, Egypt, a net importer of oil, allocated half of its E£100 billion stimulus package to supporting its tourism sector, which contributes almost 12% of the country’s GDP and 10% of employment as of 2019.
In Latin America, the same dual shock of COVID-19 and oil price collapse negatively impacted the economies of countries that were already struggling to sustain economic growth. Colombia had been outgrowing its regional peers before the pandemic, but it too suffered from the decrease in oil prices. In
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April, the International Monetary Fund (IMF) projected the Colombian economy will contract by 2.4% in 2020. Nonetheless, Colombia maintained its position of relative strength in the region; by comparison, the IMF projected a 5.3% contraction for Brazil and a 5.4% contraction for the region as a whole.
SECURITY SELECTION
The largest positive contributions came from stock selection within the Communication Services, Information Technology, Industrials and Consumer Discretionary sectors. In Information Technology, Lasertec Corp. was the Fund’s top overall contributor. The Japanese semiconductor equipment manufacturer benefited from the secular rise in the application of extreme ultraviolet (EUV) lithography tools in semiconductor manufacturing. The company continued to dominate the mask and mask blank inspection system market with its leading technology and focused R&D.
ASML Holding NV was another top contributor in Information Technology. The Dutch lithography tool developer and producer maintained a monopoly in the tools it provides to the makers of memory and logic chips. The latest generation EUV tool continued to gain acceptance. This resulted in a larger than expected order book as chip makers raced to gain access to the limited production slots, increasing earnings visibility.
Within Communication Services, Kakao Corp. was another top performer. Kakao is a Korean internet mobile social networking operator that benefited from new avenues of monetization.
Within Consumer Discretionary, Lululemon Athletica Inc. and Alibaba Group Holding Ltd. were top contributors. Lululemon Athletica is a Canadian design-manufacturer and retailer of premium athletic apparel for various lifestyle activities. Investments into inventory innovation, supply chain logistics and its online channel drove solid like-for-like sales while maintaining a price premium versus its competitors. Simultaneously, overseas expansion remained robust due to growth in the consumers’ desire for a healthy active lifestyle in Asia. Alibaba, a Chinese ecommerce and technology company, benefited from powerful structural trends in ecommerce, resilient consumption power in its domestic market and the expansion of cloud computing.
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Overall, the largest detractors from the Fund’s performance were its holdings in Financials and Health Care. Within Financials, Burford Capital Limited, a British provider of commercial legal finance, was the Fund’s largest overall detractor. A short seller firm issued multiple negative reports regarding Burford Capital’s accounting practices, liquidity and governance. Another top detractor within Financials, HDFC Bank Limited, is an Indian financial conglomerate that saw reduced expectations for growth due to a slowing Indian economy and a shadow banking crisis.
Within Health Care, NMC Health PLC is the largest private health care provider in the UAE with an extended network throughout the Middle East and into parts of Europe. NMC entered a formal insolvency procedure in April after coming under pressure from a short seller report accusing the company of fraud. The company denied the majority of the allegations and brought in a third party auditor. Trading of the stock was suspended in February.
1	Please see the footnotes to the line graphs below for definitions of, and further information about, the MSCI Index.
2	Please see the footnotes to the line graphs below for definitions of, and further information about, the MFLGFA.
3	International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards. International small company stocks may be less liquid and subject to greater price volatility than international large company stocks.
4	The MSCI ACWI ex USA is an equity index which captures large- and mid-cap representation across 22 of 23 developed markets countries (excluding the US) and 26 emerging markets countries. The index covers approximately 85% of the global equity opportunity set outside the US.*
5	The MSCI Emerging Markets Index is an equity index which captures large- and mid-cap representation across 26 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.*
*	The index is unmanaged, and it is not possible to invest directly in an index.
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FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated International Growth Fund from February 29, 2016 to May 31, 2020, compared to the MSCI All Country World Index ex USA Growth Index (MSCI Index)2 and the Morningstar Foreign Large Growth Funds Average (MFLGFA).3 The Average Annual Total Return table below shows returns averaged over the stated periods.
Growth of a $10,000 INVESTMENT
Growth of $10,000 as of May 31, 2020
Average Annual Total Returns for the Period Ended 5/31/2020
	1 Year	Start of Performance[4]
Institutional Shares	14.78%	12.05%
MSCI Index	7.37%	8.97%
MFLGFA	7.90%	8.82%
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Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	The Fund’s performance assumes the reinvestment of all dividends and distributions. The MSCI Index has been adjusted to reflect reinvestment of dividends on securities in the index and the average.
2	The MSCI Index is designed to measure the performance of growth companies within developed and emerging equity markets, excluding the U.S and frontier markets. The index is not adjusted to reflect taxes, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
4	The Fund commenced operations on February 29, 2016 as the PNC International Growth Fund (the “Predecessor Fund”). The Fund is the successor to the Predecessor Fund pursuant to a reorganization involving the Fund and the Predecessor Fund on November 15, 2019. For periods prior to the reorganization, the performance information is historical information for the Predecessor Fund.
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Portfolio of Investments Summary Tables (unaudited)
At May 31, 2020, the Fund’s portfolio composition1 was as follows:
Country	Percentage of Total Net Assets
Japan	17.0%
China	10.3%
Switzerland	7.4%
France	5.9%
Germany	5.4%
United Kingdom	5.3%
Sweden	5.0%
South Korea	4.8%
Argentina	3.7%
Canada	3.5%
Australia	3.1%
Netherlands	2.9%
Singapore	2.7%
Ireland	2.0%
Norway	2.0%
Brazil	1.5%
Israel	1.5%
Spain	1.5%
Kenya	1.4%
Taiwan	1.4%
Egypt	1.4%
Hong Kong	1.2%
India	1.2%
Finland	1.2%
Denmark	1.2%
Italy	1.1%
Vietnam	1.1%
Poland	1.0%
Other[2]	1.2%
Cash Equivalents[3]	3.9%
Other Assets and Liabilities—Net[4]	(2.8)%
TOTAL	100.0%
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At May 31, 2020, the Fund’s sector classification composition5 was as follows:
Sector Classification	Percentage of Total Net Assets
Information Technology	22.6%
Health Care	21.2%
Consumer Discretionary	13.2%
Communication Services	10.5%
Industrials	9.2%
Financials	8.1%
Consumer Staples	7.7%
Materials	3.4%
Energy	1.6%
Real Estate	1.4%
Cash Equivalents[3]	3.9%
Other Assets and Liabilities—Net[4]	(2.8)%
TOTAL	100.0%
1	Country allocations are based primarily on the country in which a company is incorporated. However, the Fund’s Adviser may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities or the country where a majority of the company’s revenues are derived.
2	For purposes of this table, country classifications constitute 97.8% of the Fund’s investments. Remaining countries have been aggregated under the designation “Other.”
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
5	Except for Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
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Portfolio of Investments
May 31, 2020
Shares			Value in U.S. Dollars
		COMMON STOCKS—98.9%
		Argentina—3.7%
543	[1]	Globant SA	$76,134
133	[1]	Mercadolibre, Inc.	113,272
		TOTAL	189,406
		Australia—3.1%
1,535	[1]	Touch Group Ltd.	48,785
2,661		Appen Ltd.	54,053
5,572		Northern Star Resources Ltd.	54,385
		TOTAL	157,223
		Brazil—1.5%
4,383		Notre Dame Intermedica Participacoes S.A.	51,171
915	[1]	XP Inc.	27,779
		TOTAL	78,950
		Canada—3.5%
1,428		Agnico Eagle Mines Ltd.	91,392
285	[1]	Lululemon Athletica Inc.	85,527
		TOTAL	176,919
		China—10.3%
788	[1]	Alibaba Group Holding Ltd., ADR	163,423
863	[1]	Pinduoduo, Inc., ADR	57,709
8,793		Ping An Insurance (Group) Co. of China Ltd.	87,299
3,110		Tencent Holdings Ltd.	165,767
3,075	[1]	WuXi PharmaTech Cayman, Inc.	48,573
		TOTAL	522,771
		Denmark—1.2%
1,112		GN Store Nord AS	60,198
		Egypt—1.4%
12,763		Commercial International Bank Egypt	50,456
39,940		Juhayna Food Industries	18,660
		TOTAL	69,116
		Finland—1.2%
1,506		Neste Oyj	61,016
		France—5.9%
232		Dassault Systemes SA	39,384
70		Eurofins Scientific SE	47,414
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Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		France—continued
141		LVMH Moet Hennessy Louis Vuitton SA	$59,045
2,999	[1]	Solutions 30 SE	40,054
210		Teleperformance	49,853
847	[1]	Worldline SA	63,614
		TOTAL	299,364
		Germany—5.4%
1,320	[1]	Evotec SE	35,366
31		Rational AG	16,579
659		SAP SE, ADR	84,418
257		Stratec Biomedical Systems AG	23,239
744	[1]	TeamViewer AG	37,902
562	[1]	VIB Vermoegen AG	16,624
885	[1]	Zalando SE	59,562
		TOTAL	273,690
		Hong Kong—1.2%
7,682		AIA Group Ltd.	62,630
		India—1.2%
957		HDFC Bank Ltd., ADR	40,031
1,137		Reliance Industries Ltd.	22,125
		TOTAL	62,156
		Ireland—2.0%
356	[1]	ICON PLC	59,968
682	[1]	Kingspan Group PLC	42,218
		TOTAL	102,186
		Israel—1.5%
346	[1]	Cyber-Ark Software Ltd.	35,908
301	[1]	Solaredge Technologies, Inc.	42,712
		TOTAL	78,620
		Italy—1.1%
7,195		Davide Campari - Milano SpA	58,560
		Japan—17.0%
1,904		Asahi Intecc Co. Ltd.	58,346
1,024		Daiichi Sankyo Co. Ltd.	95,932
707		Hoya Corp.	66,361
306		Kao Corp.	24,565
231		Keyence Corp.	95,132
1,159		Lasertec Corp.	95,365
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Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		Japan—continued
1,404		M3, Inc.	$56,614
1,299		Murata Manufacturing Co. Ltd.	72,607
1,086		Nidec Corp.	66,841
1,595		Nihon M&A Center, Inc.	64,161
122		Nintendo Co. Ltd.	49,307
2,359		Olympus Corp.	41,044
159		SMC Corp.	80,039
		TOTAL	866,314
		Kenya—1.4%
79,329	[1]	Equity Group Holdings Ltd.	26,186
167,668		Safaricom Ltd.	44,838
		TOTAL	71,024
		Netherlands—2.9%
353		ASML Holding N.V., ADR	116,317
818		CSM NV	30,113
		TOTAL	146,430
		Norway—2.0%
30,135	[1]	NEL ASA	46,765
1,487		Tomra Systems ASA	53,648
		TOTAL	100,413
		Poland—1.0%
1,062	[1]	Dino Polska Spolka	48,546
		Qatar—0.4%
4,489		Qatar National Bank	22,321
		Russia—0.8%
1,006	[1]	Yandex NV	40,471
		Singapore—2.7%
975	[1]	Sea Ltd., ADR	77,805
27,514		Singapore Technologies Engineering Ltd.	62,359
		TOTAL	140,164
		South Korea—4.8%
536		Kakao Corp.	114,374
443		Samsung SDI Co. Ltd.	128,867
		TOTAL	243,241
		Spain—1.5%
2,477		Grifols SA	77,635
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Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		Sweden—5.0%
4,365	[1]	Medicover AB	$47,842
1,563		MIPS AB	52,381
230	[1]	Spotify Technology SA	41,614
753		Swedish Match AB	52,431
2,857	[1]	Vitrolife AB	58,715
		TOTAL	252,983
		Switzerland—7.4%
34		Barry Callebaut AG	68,471
1,105		Nestle S.A.	119,638
320		Roche Holding AG	111,080
305		TEMENOS Group AG	46,802
220		Vifor Pharma AG	33,570
		TOTAL	379,561
		Taiwan—1.4%
1,670		MediaTek, Inc.	25,765
5,283		Win Semiconductors Corp.	45,242
		TOTAL	71,007
		United Arab Emirates—0.0%
1,765	[2]	NMC Health PLC	0
		United Kingdom—5.3%
1,657		Ashtead Group PLC	49,315
2,016		AstraZeneca PLC, ADR	110,074
6,727	[1]	Boohoo Group PLC	32,320
5,665		Burford Capital Ltd.	31,127
1,124		Compass Group PLC	16,522
5,366	[1]	Trainline PLC	32,489
		TOTAL	271,847
		Vietnam—1.1%
16,820		Vinhomes Joint Stock Company	55,259
		TOTAL COMMON STOCKS (IDENTIFIED COST $3,443,371)	5,040,021
		RIGHTS—0.0%
		India—0.0%
75		Reliance Industries Ltd., 7/19/2020	220
		Italy—0.0%
6,227	[1,2]	Davide Campari - Milano SpA, 6/21/2020	0
		TOTAL RIGHTS (IDENTIFIED COST $0)	220
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Shares		Value in U.S. Dollars
	INVESTMENT COMPANY—3.9%
198,116	Federated Institutional Prime Value Obligations Fund, Institutional Shares, 0.40%[3] (IDENTIFIED COST $198,185)	$198,275
	TOTAL INVESTMENT IN SECURITIES—102.8% (IDENTIFIED COST $3,641,556)[4]	5,238,516
	OTHER ASSETS AND LIABILITIES - NET—(2.8)%[5]	(144,875)
	TOTAL NET ASSETS—100%	$5,093,641
Affiliated fund holdings are investment companies which are managed by Federated Global Investment Management Corporation (the “Adviser”), PNC Capital Advisors, LLC (the former Adviser) or an affiliate of the Adviser. Transactions with affiliated fund holdings during the year ended May 31, 2020, were as follows:
	PNC Government Money Market Fund, Class I Shares	Federated Institutional Prime Value Obligations Fund, Institutional Shares	Total of Affiliated Transactions
Balance of Shares Held 5/31/2019	167,535	—	167,535
Purchases/Additions	661,479	1,399,474	2,060,953
Sales/Reductions	(829,014)	(1,201,358)	(2,030,372)
Balance of Shares Held 5/31/2020	—	198,116	198,116
Value	$—	$198,275	$198,275
Change in Unrealized Appreciation/Depreciation	N/A	$90	$90
Net Realized Gain/(Loss)	N/A	$106	$106
Dividend Income	$1,321	$706	$2,027
1	Non-income-producing security.
2	Market quotations and price evaluations are not available. Fair value determined using significant unobservable inputs in accordance with procedures established by and under the general supervision of the Fund’s Board of Trustees (the “Trustees”).
3	7-day net yield.
4	The cost of investments for federal tax purposes amounts to $3,650,636.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at May 31, 2020.
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Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of May 31, 2020, in valuing the Fund’s assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
International	$1,315,725	$3,724,296	$0[1]	$5,040,021
Rights
International	—	220	0	220
Investment Company	198,275	—	—	198,275
TOTAL SECURITIES	$1,514,000	$3,724,516	$0	$5,238,516
1	Includes $50,114 transferred from Level 2 to Level 3 because fair values were determined using valuation techniques utilizing unobservable market date due to observable market value being unavailable. This transfer represents the value of the security at the beginning of the period.
The following acronym is used throughout this portfolio:
ADR	—American Depositary Receipt
See Notes which are an integral part of the Financial Statements
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Financial Highlights–Institutional Shares
(formerly, Class I Shares)
(For a Share Outstanding Throughout Each Period)1
	Year Ended May 31,				Period Ended 5/31/2016[3]
	2020[2]	2019	2018	2017
Net Asset Value, Beginning of Period	$11.87	$14.79	$12.59	$10.92	$10.00
Income From Investment Operations:
Net investment income[4]	0.03	0.08	0.06	0.07	0.06
Net realized and unrealized gain (loss)	1.73	(1.28)	2.32	1.70	0.86
TOTAL FROM INVESTMENT OPERATIONS	1.76	(1.20)	2.38	1.77	0.92
Less Distributions:
Distributions from net investment income	(0.08)	(0.06)	(0.07)	(0.08)	—
Distributions from net realized gains	(0.53)	(1.67)	(0.11)	(0.02)	—
TOTAL DISTRIBUTIONS	(0.61)	(1.73)	(0.18)	(0.10)	—
Payment by Affiliate[5]	—	0.01	—	—	—
Net Asset Value, End of Period	$13.02	$11.87	$14.79	$12.59	$10.92
Total Return[6]	14.78%	(6.61)%[5]	18.97%	16.48%	9.20%
Ratios to Average Net Assets:
Net expenses[7]	0.85%	0.85%	0.85%	0.85%	0.85%[8]
Net investment income	0.21%	0.58%	0.44%	0.62%	2.41%[8]
Expense waiver/reimbursement[9]	5.10%	2.54%	1.73%	2.78%	5.63%[8]
Supplemental Data:
Net assets, end of period (000 omitted)	$5,094	$5,412	$6,199	$6,454	$3,273
Portfolio turnover	70%	54%	64%	49%	8%
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1	PNC International Growth Fund (the “Predecessor Fund”) was reorganized into Federated International Growth Fund (the “Fund”), a portfolio of the Federated Adviser Series as of the close of business on November 15, 2019. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.
2	Beginning with the year ended May 31, 2020, the Fund was audited by KPMG LLP. The previous years and period ended May 31, 2016 were audited by another independent registered public accounting firm.
3	Reflects operations for the period from February 29, 2016 (date operations of the Predecessor Fund commenced) to May 31, 2016.
4	Per share numbers have been calculated using the average shares method.
5	During the period ended May 31, 2019, a payment was made by PNC Capital Advisors, LLC (the former Adviser) to offset a trade error in the Predecessor Fund. Excluding this item, the total return would have been (6.76)%.
6	Based on net asset value. Total returns for periods of less than one year are not annualized.
7	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
8	Computed on an annualized basis.
9	This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
See Notes which are an integral part of the Financial Statements
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Statement of Assets and Liabilities
May 31, 2020
Assets:
Investment in securities, at value including $198,275 of investment in an affiliated holding* (identified cost $3,641,556)		$5,238,516
Cash denominated in foreign currencies (identified cost $2,552)		2,427
Receivable for investments sold		28,618
Prepaid expenses		15,209
Income receivable		14,206
TOTAL ASSETS		5,298,976
Liabilities:
Payable for investments purchased	$54,617
Payable for portfolio accounting fees	72,695
Payable for custodian fees	43,098
Payable for auditing fees	30,500
Payable for investment adviser fee (Note 5)	4,243
Payable for administrative fee (Note 5)	182
TOTAL LIABILITIES		205,335
Net assets for 391,198 shares outstanding		$5,093,641
Net Assets Consists of:
Paid-in capital		$3,376,768
Total distributable earnings (loss)		1,716,873
TOTAL NET ASSETS		$5,093,641
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$5,093,641 ÷ 391,198 shares outstanding, no par value, unlimited shares authorized		$13.02
*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
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Statement of Operations
Year Ended May 31, 2020
Investment Income:
Dividends (including $2,027 received from affiliated holdings* and net of foreign taxes withheld of $6,248)			$52,604
Net income on securities loaned (Note 2)			519
TOTAL INCOME			53,123
Expenses:
Investment adviser fee (Note 5)		$35,710
Administrative fee (Note 5)		2,642
Custodian fees		55,998
Transfer agent fees (Note 2)		13,317
Directors’/Trustees’ fees (Note 5)		4,977
Auditing fees		31,551
Legal fees		11,686
Portfolio accounting fees		96,021
Share registration costs		37,646
Printing and postage		8,684
Taxes		3,060
Miscellaneous (Notes 5)		8,334
TOTAL EXPENSES		309,626
Waiver and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	$(35,710)
Reimbursements of other operating expenses (Notes 2 and 5)	(231,244)
TOTAL WAIVER AND REIMBURSEMENTS		(266,954)
Net expenses			42,672
Net investment income			10,451
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions (including realized gain of $106 on sales of investments in an affiliated holding*)			271,315
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency (including net change in unrealized appreciation of $90 of investments in an affiliated holding*)			414,487
Net realized and unrealized gain (loss) on investments and foreign currency transactions			685,802
Change in net assets resulting from operations			$696,253
*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
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Statement of Changes in Net Assets
Year Ended May 31	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income	$10,451	$33,439
Net realized gain	271,315	131,048
Net change in unrealized appreciation/depreciation	414,487	(590,293)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	696,253	(425,806)
Distributions to Shareholders:
Class A Shares	—	(5,587)
Institutional Shares	(224,997)	(723,144)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(224,997)	(728,731)
Share Transactions:
Proceeds from sale of shares	390,491	75,489
Net asset value of shares issued to shareholders in payment of distributions declared	48,917	728,731
Cost of shares redeemed	(1,319,532)	(397,086)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(880,124)	407,134
Payment by Affiliate (Note 5)	—	3,658
Change in net assets	(408,868)	(743,745)
Net Assets:
Beginning of period	5,502,509	6,246,254
End of period	$5,093,641	$5,502,509
See Notes which are an integral part of the Financial Statements
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Notes to Financial Statements
May 31, 2020
1. Organization
Federated Adviser Series (the “Trust”) was established as a Delaware statutory trust on July 12, 2017 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of eleven portfolios. The financial statements included herein are only those of Federated International Growth Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers one class of shares: Institutional Shares. On August 26, 2019, the Fund’s Class A Shares, Class C Shares and Class R6 Shares became effective with the Securities and Exchange Commission (SEC), but are not yet offered for sale. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide long-term capital appreciation.
PNC International Growth Fund (the “Predecessor Fund”) was reorganized into the Fund as of the close of business on November 15, 2019. The Fund is the successor to the Predecessor Fund and assumed all of its net assets pursuant to a tax-free reorganization involving the Fund and the Predecessor Fund. The Fund is the legal entity survivor and the Predecessor Fund is the accounting and tax survivor of the reorganization. In connection with the reorganization, Class A, Class I and Class R6 shares of the Predecessor Fund were exchanged for Institutional Shares of the Fund. Prior to November 15, 2019, the Fund had no investment operations and accordingly, the performance and financial information presented herein incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.
Effective on or about June 29, 2020, the name of the Trust and Fund will change to Federated Hermes Adviser Series and Federated Hermes International Growth Fund, respectively.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
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■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund’s valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, the Adviser and certain of the Adviser’s affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid”
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evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
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The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waiver and reimbursements of $266,954 is disclosed in this Note 2 and Note 5.
For the year ended May 31, 2020, transfer agent fees and share registration costs for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed	Share Registration Costs
Class A Shares	$5,099	$(5,099)	$1,202
Institutional Shares	$3,518	$(2,109)	$35,525
Class R6 Shares	$4,700	$(4,700)	$919
TOTAL	$13,317	$(11,908)	$37,646
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended May 31, 2020, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of May 31, 2020, tax years 2017 through 2020 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the state of Delaware.
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The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.
Securities Lending
The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The term of the loans within the program is one year or less. The Fund normally receives cash collateral for securities loaned that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements. Investments in money market funds may include funds with a “floating” NAV that can impose redemption fees and liquidity gates, impose certain operational impediments to investing cash collateral, and, if the investee fund’s NAV decreases, result in the Fund recognizing losses and being required to cover the decrease in the value of the cash collateral. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates. The Fund will not have the right to vote on securities while they are
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on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Manager. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.
Securities lending transactions are subject to Master Netting Agreements which are agreements between the Fund and its counter parties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amount but gross. As indicated below, the cash collateral received by the Fund exceeds the market value of the securities loaned reducing the net settlement amount to zero. The chart below identifies the amount of collateral received as well as the market value of securities on loan. Additionally, the securities lending agreement executed by the Fund includes an indemnification clause. This clause stipulates that the borrower will reimburse the Fund for any losses as a result of any failure of the borrower to return equivalent securities to the Fund.
As of May 31, 2020, the Fund had no securities on loan.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
3. shares of beneficial interest
The following tables summarize share activity:
Year Ended May 31	2020		2019
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	39	$500	2,309	$28,111
Shares issued to shareholders in payment of distributions declared	—	—	527	5,587
Shares redeemed/exchanged	(5,889)	(75,627)	(161)	(1,921)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(5,850)	$(75,127)	2,675	$31,777

Year Ended May 31	2020		2019
Class R6 Shares:	Shares	Amount	Shares	Amount
Shares sold	—	$—	1,733	$20,001
Shares issued to shareholders in payment of distributions declared	—	—	—	—
Shares redeemed/exchanged	(1,733)	(22,380)	—	—
NET CHANGE RESULTING FROM CLASS R6 SHARE TRANSACTIONS	(1,733)	$(22,380)	1,733	$20,001
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Year Ended May 31	2020		2019
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	25,587	$314,493	2,198	$27,377
Proceeds from shares issued in connection with the exchange of shares from Class A and Class R6 to Institutional Shares	5,847	75,498	—	—
Shares issued to shareholders in payment of distributions declared	3,775	48,917	68,415	723,144
Shares redeemed	(99,793)	(1,221,525)	(33,927)	(395,165)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(64,584)	$(782,617)	36,686	$355,356
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(72,167)	$(880,124)	41,094	$407,134
4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended May 31, 2020, and 2019, was as follows:
	2020	2019
Ordinary income	$28,075	$25,389
Long-term capital gain	$196,922	$703,342
As of May 31, 2020, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$3,108
Net unrealized appreciation	$1,587,758
Undistributed long-term capital gains	$131,073
Ordinary loss deferral	$(5,066)
The difference between book-basis and tax-basis net unrealized appreciation is attributable to differing treatments for the deferral of losses on wash sales.
At May 31, 2020, the cost of investments for federal tax purposes was $3,650,636. The net unrealized appreciation of investments for federal tax purposes was $1,587,880. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $1,698,264 and net unrealized depreciation from investments for those securities having an excess of cost over value of $110,384.
Under current tax rules a late-year ordinary loss may be deferred, in whole or in part, and treated as occurring on the first day of the following fiscal year. As of May 31, 2020, for federal income tax purposes, a late year ordinary loss of $5,066 was deferred to June 1, 2020.
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5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund’s average daily net assets. Prior to November 18, 2019, the annual advisory fee was 0.80% of the Fund’s average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. For the period November 18, 2019 to May 31, 2020, the Adviser voluntarily waived $18,584 of its fee and voluntary reimbursed $1,243 of transfer agent fees and $177,640 of other operating expenses. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the period November 18, 2019 to May 31, 2020, the Adviser reimbursed $39.
For the period from June 1, 2019 to November 17, 2019, the former Adviser waived $17,087 of its fee and voluntarily reimbursed $10,665 of transfer agent fees and $41,696 of other operating expenses.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the period November 18, 2019 to May 31, 2020, the annualized fee paid to FAS was 0.097% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Prior to November 18, 2019, the former Adviser was a party to a Co-Administration and Accounting Service Agreement, pursuant to which the former Adviser served as a Co-Administrator to the Predecessor Fund and was entitled to an annual fee up to 0.05% of the Predecessor Fund’s average aggregate net assets. For their services as Co-Administrator, approximately 0.0247% was allocated to the former Adviser. For the year ended May 31, 2020, the former Adviser was paid $1,191.
Expense Limitation
The Adviser and certain of its affiliates (which may include, FAS) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, tax reclaim recovery fees, proxy-related expenses and
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extraordinary expenses paid by the Fund, if any) paid by the Fund’s Institutional Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.84% (the “Fee Limit”), up to but not including the later of (the “Termination Date”): (a) August 1, 2021; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Prior to November 18, 2019, the Fund’s former Adviser had contractually agreed to waive fees and reimburse expenses, other than certain excluded expenses, to the extent necessary so that the total annual fund operating expenses of the Predecessor Fund’s Class I Shares did not exceed 0.85% of average daily net assets.
Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Directors of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities, and Statement of Operations, respectively.
Affiliated Shares of Beneficial Interest
As of May 31, 2020, a majority of the shares of beneficial interest outstanding are owned by an affiliate of the Adviser.
Payment by Affiliate
During the fiscal year ended May 31, 2019, payments were made by the former Adviser in the amount of $3,658 for trade errors in the Predecessor Fund. This amount is included as Payment by Affiliate in the Fund’s Statements of Changes.
6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended May 31, 2020, were as follows:
Purchases	$3,480,899
Sales	$4,536,011
7. Concentration of risk
The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.
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8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of May 31, 2020, there were no outstanding loans. During the year ended May 31, 2020, the program was not utilized.
9. Other Matters
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread globally. As of the date of the issuance of these financial statements, this coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus may be short term or may last for an extended period of time and has resulted in a substantial economic downturn. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies (including certain Fund service providers and issuers of the Fund’s investments) and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the Fund’s performance.
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10. SUBSEQUENT EVENT
Effective June 24, 2020, the Fund participates with certain other Federated Hermes funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR), or a replacement rate as appropriate, and (iii) 0.0%, plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of an upfront fee, and its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. The Fund has not utilized the LOC.
11. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended May 31, 2020, 100.00% of total ordinary income distributions paid by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of distributions on Form 1099-DIV.
Of the ordinary income distributions made by the Fund during the year ended May 31, 2020, 5.53% qualify for the dividend received deduction available to corporate shareholders.
If the Fund meets the requirements of Section 853 of the Code, the Fund will pass through to its shareholders credits for foreign taxes paid. For the fiscal year ended May 31, 2020, the Fund derived $53,969 of gross income from foreign sources and paid foreign taxes of $6,204.
For the year ended May 31, 2020, the amount of long-term capital gains designated by the Fund was $196,922.
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Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Federated Adviser Series and
Shareholders of Federated International Growth Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated International Growth Fund (formerly PNC International Growth Fund) (the “Fund”), a portfolio of Federated Adviser Series, as of May 31, 2020, the related statements of operations and changes in net assets for the year then ended, and the related notes (collectively, the financial statements) and the financial highlights for the year then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2020, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles. The statement of changes in net assets for the year ended May 31, 2019 and the financial highlights for each of the years or periods in the four-year period ended May 31, 2019, were audited by other independent registered public accountants whose report, dated July 26, 2019, expressed an unqualified opinion on that financial statement and those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
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We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2020, by correspondence with custodians and brokers or by other appropriate auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.
We have served as the auditor of one or more Federated Hermes, Inc. investment companies since 2006.
Boston, Massachusetts
July 27, 2020
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees; and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2019 to May 31, 2020.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 12/1/2019	Ending Account Value 5/31/2020	Expenses Paid During Period[1]
Actual	$1,000	$1,040.80	$4.29
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,020.80	$4.24
1	Expenses are equal to the Fund’s annualized net expense ratio of 0.84%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2019, the Trust comprised 11 portfolio(s), and the Federated Hermes Fund Family consisted of 41 investment companies (comprising 135 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: May 2017	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Hermes Fund Family; Director or Trustee of the Funds in the Federated Hermes Fund Family; President, Chief Executive Officer and Director, Federated Hermes, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2017	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Hermes Fund Family; Director or Trustee of certain of the Funds in the Federated Hermes Fund Family; Vice President, Federated Hermes, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President of some of the Funds in the Federated Hermes Fund Family and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; President and CEO of Passport Research, Ltd.; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Hermes, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Hermes, Inc. and due to positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: May 2017	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Chairman of the Compensation Committee, KLX Energy Services Holdings, Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO of The Collins Group, Inc. (a private equity firm) and as a Director of KLX Corp. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: May 2017	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Hermes Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee, Equifax, Inc.; Director, Member of the Audit Committee, Haverty Furniture Companies, Inc.; formerly, Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President’s Cabinet and Business School Board of Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and he previously served as an Executive Committee member of the United States Golf Association.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: May 2017	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Adjunct Professor of Law, Duquesne University School of Law; formerly, Dean of the Duquesne University School of Law and Professor of Law and Interim Dean of the Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court’s Board of Continuing Judicial Education and the Supreme Court’s Appellate Court Procedural Rules Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Regent, Saint Vincent Seminary; Member, Pennsylvania State Board of Education (public); Director, Catholic Charities, Pittsburgh; and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director, St. Vincent College; and Director and Chair, North Catholic High School, Inc.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: May 2017	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Management Consultant and Author.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant and Author.
Thomas M. O’Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: May 2017	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity and Director, The Golisano Children’s Museum of Naples, Florida. Mr. O’Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: May 2017	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Management Consultant; Retired; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: May 2017	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Hermes Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: May 2017	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: November 2017	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Hermes Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Hermes, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated Hermes in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Hermes, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Hermes, Inc.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: May 2017	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Hermes Fund Family; Vice President and Chief Compliance Officer of Federated Hermes, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Hermes, Inc. Prior to joining Federated Hermes, Inc., Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: May 2017	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Hermes Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

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Evaluation and Approval of Advisory Contract–May 2020
Federated International Growth Fund (THE “FUND”)
(EFFECTIVE CLOSE OF BUSINESS ON JUNE 26, 2020, THE FUND’S NAME CHANGED TO FEDERATED HERMES INTERNATIONAL GROWTH FUND)
At its meetings in May 2020 (the “May Meetings”), the Fund’s Board of Trustees (the “Board”), including a majority of those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated Global Investment Management Corp. (the “Adviser”) (the “Contract”) for an additional one-year term. The Board’s determination to approve the continuation of the Contract reflects the exercise of its business judgment after considering all of the information and factors believed to be relevant and appropriate on whether to continue the existing arrangements. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
Information Received and Review Process
At the request of the Independent Trustees, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO’s independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer” prior to the elimination of the Senior Officer position in December 2017.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by the Adviser and its affiliates (collectively, “Federated Hermes”) in response to requests posed to Federated Hermes on behalf of the Independent Trustees encompassing a wide variety of topics. The Board also considered such additional matters as the Independent Trustees deemed reasonably necessary to evaluate the Contract, which included detailed information about the Fund and Federated Hermes furnished to the Board at its meetings throughout the year
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and in between regularly scheduled meetings on particular matters as the need arose, as well as information specifically prepared in connection with the approval of the continuation of the Contract that was presented at the May Meetings.
The Board’s consideration of the Contract included review of materials and information covering the following matters, among others: the Adviser’s and sub-adviser’s investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund’s short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, and relative to the Fund’s particular investment program and a group of its peer funds and/or its benchmark, as appropriate) and comments on the reasons for the Fund’s performance; the Fund’s investment objectives; the Fund’s expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to a group of its peer funds), with due regard for contractual or voluntary expense limitations (if any); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring and managing the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund’s relationship to the other funds advised by Federated Hermes (each, a “Federated Hermes Fund”), which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Hermes Funds and the Federated Hermes’ affiliates that service them (including communications from regulatory agencies), as well as Federated Hermes’ responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Hermes Funds and/or Federated Hermes may be responding to them. In addition, the Board received and considered information furnished by Federated Hermes on the impacts of the coronavirus (COVID-19) outbreak on Federated Hermes generally and the Fund in particular, including, among other information, the current and anticipated impacts on the management, operations and performance of the Fund. The Board noted that its evaluation process is evolutionary and that the criteria considered and the emphasis placed on relevant criteria may change in recognition of changing circumstances in the mutual fund marketplace.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in determining to approve the Contract. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of
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compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser’s cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the adviser for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser’s services and fees). The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for a fund board’s approval of the fund’s investment advisory contracts generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the Federated Hermes Funds. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Contract was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Contract. The Independent Trustees were assisted throughout the evaluation process by independent legal counsel. In connection with their deliberations at the May Meetings, the Independent Trustees met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Trustees and their independent legal counsel to discuss the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contract for the Fund as part of its consideration of agreements for funds across the Federated Hermes Funds family, but its approvals were made on a fund-by-fund basis.
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Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser’s personnel, experience and track record, as well as the financial resources and overall reputation of Federated Hermes and its willingness to invest in personnel and infrastructure that benefit the Federated Hermes Funds. The Board noted the significant acquisition of Hermes Fund Managers Limited by Federated Hermes in 2018, which has deepened the organization’s investment management expertise and capabilities and expanded the investment process for all of the Federated Hermes Funds to incorporate environmental, social and governance (“ESG”) factors and issuer engagement on ESG matters.
In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the compliance program of the Adviser and the compliance-related resources devoted by the Adviser and its affiliates in support of the Fund’s obligations pursuant to Rule 38a-1 under the Investment Company Act of 1940, including the Adviser’s commitment to respond to rulemaking and other regulatory initiatives of the SEC such as the liquidity risk management program rules. In addition, the Board considered the response by the Adviser to recent market conditions and considered the overall performance of the Adviser in this context. The Fund’s ability to deliver competitive performance when compared to its Performance Peer Group (as defined below) was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund’s investment program. The Adviser’s ability to execute this program was one of the Board’s considerations in reaching a conclusion that the nature, extent and quality of the Adviser’s investment management and related services warrant the continuation of the Contract.
Fund Investment Performance
In evaluating the Fund’s investment performance, the Board considered performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board also considered the Fund’s performance in light of the overall recent market conditions. The Board considered detailed investment reports on the Fund’s performance over different time periods that were provided to the Board throughout the year and in connection with the May Meetings and evaluated the Adviser’s analysis of the Fund’s performance for these time periods. The Board also reviewed comparative information regarding the performance of other mutual funds in the category of peer funds selected by Morningstar, Inc. (the “Morningstar”), an independent fund ranking organization (the “Performance Peer Group”), noting the CCO’s view that comparisons to fund peer groups may be helpful,
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though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds’ objectives or investment management techniques, or the costs to implement the funds, even within the same Performance Peer Group.
For the periods ended December 31, 2019, the Fund’s performance for the three-year period was above the median of the relevant Performance Peer Group, and the Fund’s performance fell below the median of the relevant Performance Peer Group for the one-year and five-year periods. The Board discussed the Fund’s performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Contract.
Fund Expenses
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund’s total expense ratio (i.e., gross and net advisory fees, administrative fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated Hermes from the category of peer funds selected by Morningstar (the “Expense Peer Group”). The Board received a description of the methodology used to select the Expense Peer Group from the overall Morningstar category. The Board also reviewed comparative information regarding the fees and expenses of the broader group of funds in the overall Morningstar category. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because such comparisons are believed to be more relevant. The Board considered that other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle, in fact, chosen and maintained by the Fund’s investors. The Board noted that the range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
It was noted in the materials for the May Meetings that, for the year ended December 31, 2019, the Fund’s investment advisory fee was waived in its entirety. The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund with the Adviser and noted the position of
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the Fund’s fee rates relative to its Expense Peer Group. In this regard, the Board noted that the contractual advisory fee rate was below the median of the relevant Expense Peer Group and the Board was satisfied that the overall expense structure of the Fund remained competitive.
For comparison, the Board received and considered information about the fees charged by Federated Hermes for providing advisory services to other types of clients with investment strategies similar to those of the Federated Hermes Funds, including non-mutual fund clients such as institutional separate accounts and third-party unaffiliated mutual funds for which the Adviser or its affiliates serve as sub-adviser. The Board noted the CCO’s conclusion that non-mutual fund clients are inherently different products due to the following differences, among others: (i) different types of targeted investors; (ii) different applicable laws and regulations; (iii) different legal structures; (iv) different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; (v) and the time spent by portfolio managers and their teams (among other personnel across various departments, including legal, compliance and risk management) in reviewing securities pricing, addressing different administrative responsibilities, and addressing different degrees of risk associated with management; and (vi) a variety of different costs. The Board also considered information regarding the differences in the nature of the services required for Federated Hermes to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution’s mutual fund, noting that Federated Hermes generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Hermes Funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The Board noted that the CCO did not consider the fees for providing advisory services to other types of clients to be determinative in judging the appropriateness of the Federated Hermes Funds’ advisory fees.
Following such evaluation, and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Contract.
Profitability and Other Benefits
The Board also received financial information about Federated Hermes, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated Hermes derived from its relationships with the Federated Hermes Funds. This information covered not only the fees under the Federated Hermes Funds’ investment advisory contracts, but also fees received by Federated Hermes’ affiliates for providing other services to the Federated Hermes Funds under separate contracts (e.g., for serving as the Federated Hermes Funds’ administrator and distributor). In this regard, the Board considered that certain of Federated Hermes’ affiliates provide distribution and shareholder services to the Federated Hermes Funds, for which they may be
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compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing any indirect benefit Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds. In addition, the Board considered the fact that, in order for the Federated Hermes Funds to be competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated Hermes Fund shareholders and/or reported to the Board their intention to do so in the future. Moreover, the Board received and considered regular reports from Federated Hermes throughout the year as to the institution, adjustment or elimination of these voluntary waivers and/or reimbursements.
The Board received and considered information furnished by Federated Hermes, as requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO and described to the Board. The Board considered the CCO’s view that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, because a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Hermes Fund and may produce unintended consequences. The allocation information, including the CCO’s view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board. In addition, the Board considered that, during the prior year, an independent consultant conducted a review of the allocation methodologies used by Federated Hermes in estimating profitability for purposes of reporting to the Board in connection with the continuation of the Contract. The Board noted the consultant’s view that, although there is no single best method to allocate expenses, the methodologies used by Federated Hermes are reasonable.
The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. The Board considered the CCO’s conclusion that, based on such profitability information, Federated Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds.
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Economies of Scale
The Board received and considered information about the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that the Adviser has made significant and long-term investments in areas that support all of the Federated Hermes Funds, such as personnel and processes for the portfolio management, trading operations, issuer engagement (including with respect to ESG matters), shareholder services, compliance, business continuity, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and use of data. The Board noted that Federated Hermes’ investments in these areas are extensive and are designed to provide enhanced services to the Federated Hermes Funds and their shareholders. The Board considered that the benefits of these investments (as well as the benefits of any economies of scale, should they exist) are likely to be shared with the Federated Hermes Fund family as a whole. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses for the Federated Hermes Funds and that such waivers and reimbursements are another means for potential economies of scale to be shared with shareholders and can provide protection from an increase in expenses if a Federated Hermes Fund’s assets decline. Federated Hermes, as it does throughout the year, and specifically in connection with the Board’s review of the Contract, furnished information relative to adviser-paid fees (commonly referred to as revenue sharing). The Board considered the beliefs of Federated Hermes and the CCO that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to determine the appropriateness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
Conclusions
The Board considered the CCO’s conclusion that his observations and the information accompanying the CCO Fee Evaluation Report show that the management fee for the Fund was reasonable and the CCO’s recommendation that the Board approve the management fee. The Board noted that, under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Contract by the CCO. The CCO also recognized that the Board’s evaluation of the Federated Hermes Funds’ advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from
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management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated Hermes Funds.
In its determination to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser’s industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board’s approval of the Contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the Contract was appropriate.
The Board based its determination to approve the Contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were deemed to be relevant, the Board’s determination to approve the continuation of the Contract reflects its view that Federated Hermes’ performance and actions provided a satisfactory basis to support the determination to continue the existing arrangement.
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49

Liquidity Risk Management Program– Annual Evaluation of Adequacy and Effectiveness
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Federated Hermes Adviser Series (the “Trust”) has adopted and implemented a liquidity risk management program (the “LRMP”) for each series of the “Trust”, including Federated Hermes International Growth Fund (the “Fund” and collectively, the “Funds”). The LRMP seeks to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the “Trust” (the “Board”) has approved the designation of the Funds’ investment advisers as the administrators for the LRMP (collectively, the “Administrator”). The Administrator has established a Liquidity Risk Management Committee (the “Committee”) comprised of representatives from various departments across the Administrator to assist it in the implementation and on-going administration of the LRMP. The Committee, in turn, has delegated to the Fixed Income and Equities Liquidity Committees, each a separate committee previously established by the Administrator, the responsibility to review and assess certain information related to the liquidity of the Funds that fall within their respective asset classes.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent a Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if a Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At its meetings in May 2020, the Board received and reviewed a written report from the Funds’ Chief Compliance Officer and Chief Risk Officer, on behalf of the Administrator, concerning the operation of the LRMP for the period from the LRMP’s inception on December 1, 2018 through March 31, 2020 (the “Period”). The Report addressed the operation of the LRMP and assessed its adequacy and effectiveness, including, where applicable, the operation of any HLIM established for a Fund. There were no
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50

material changes to the LRMP during the Period. The Report summarized the operation of the Program and the information and factors considered by the Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Funds. Such information and factors included, among other things:
■	the liquidity risk framework used to assess, manage, and periodically review each Fund’s liquidity risk and the results of this assessment, including a review of the Funds’ access to other available funding sources such as the Funds’ interfund lending facility, redemptions in-kind and committed lines of credit and confirmation that the Fund did not have to access any of these alternative funding sources during the Period;
■	the periodic classifications of the Fund’s investments into one of four liquidity categories and the methodologies and inputs used to classify the investments, including the Fund’s reasonably anticipated trade size;
■	the analysis received from a third-party liquidity assessment vendor that is taken into account in the process of determining the liquidity classifications of the Fund’s investments and the results of an evaluation of the services performed by the vendor in support of this process;
■	the fact that the Fund invested primarily in highly liquid investments during the Period and, therefore, was not required to establish, and has not established, an HLIM and the procedures for monitoring the status of the Fund as investing primarily in highly liquid investments;
■	the fact that the Fund invested no more than 15% of its assets in illiquid investments during the Period and the procedures for monitoring this limit; and
■	liquidity events during the Period, including the impact on liquidity caused by extended non-U.S. market closures and the market disruptions resulting from the novel coronavirus outbreak, and the fact that there were no specific liquidity events during the Period that materially affected the Fund’s liquidity risk.
Based on this review, the Administrator concluded that the LRMP is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
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51

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedInvestors.com.
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52

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.
Federated International Growth Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31423A648
Q454746 (7/20)
© 2020 Federated Hermes, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   John T. Collins, G. Thomas Hough and Thomas M. O'Neill.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2020 - $244,650

Fiscal year ended 2019 - $28,020

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2020 - $0

Fiscal year ended 2019 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $6,896 and $0 respectively. Fiscal year ended 2020- Audit consent fee for N-14 merger document.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2020 - $0

Fiscal year ended 2019 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2020 - $0

Fiscal year ended 2019 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $77,875 and $24,642 respectively. Fiscal year ended 2020- Service fee for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2019- Service fee for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate to management its responsibilities to pre-approve services performed by the independent auditor.

The Audit Committee has delegated pre-approval authority to its Chairman for services that do not exceed a specified dollar threshold. The Chairman or Chief Audit Executive will report any such pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services; with limited exception, all other audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the RIC’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain audit-related services; all other audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the RIC such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services; with limited exception, all tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of permissible services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	With respect to such services rendered to the Funds, the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the audit client to its accountant during the fiscal year in which the services are provided; and,

(2)	With respect to such services rendered to the Fund’s investment adviser and any entity controlling, controlled by to under common control with the investment adviser such as affiliated non-U.S. and U.S. funds not under the Audit Committee’s purview and which do not fall within a category of service which has been determined by the Audit Committee not to have a direct impact on the operations or financial reporting of the RIC, the aggregate amount of all services provided constitutes no more than five percent of the total amount of revenues paid to the RIC’s auditor by the RIC, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser during the fiscal year in which the services are provided; and

(3)	Such services were not recognized by the issuer or RIC at the time of the engagement to be non-audit services; and

(4)	Such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services which qualify for pre-approval and which it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by the Fund’s Principal Accounting Officer and/or the Chief Audit Executive of Federated Hermes, Inc., only after those individuals have determined that the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2020 – 0%

Fiscal year ended 2019 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2020 – 0%

Fiscal year ended 2019 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2020 – 0%

Fiscal year ended 2019 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2020 - $280,402

Fiscal year ended 2019 - $463,083

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The registrant’s management and Audit Committee continue to believe that the registrant’s registered public accounting firms, Ernst & Young LLP (“EY”) and KPMG LLP (“KPMG”) (as applicable, “EY/KPMG”), have the ability to exercise objective and impartial judgment on all issues encompassed within their audit services. EY/KPMG is required to make a determination that it satisfies certain independence requirements under the federal securities laws. Like other registrants, there is a risk that activities or relationships of EY/KPMG, or its partners or employees, can prevent a determination from being made that it satisfies such independence requirements with respect to the registrant, which could render it ineligible to serve as the registrant’s independent public accountant.

In their respective required communications to the Audit Committee of the registrant’s Board, EY/KPMG informed the Audit Committee that EY/KPMG and/or covered person professionals within EY/KPMG maintain lending relationships with certain owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X, which are affiliates of the registrant. EY/KPMG has advised the Audit Committee that these lending relationships implicate Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits an independent public accountant, or covered person professionals at such firm, from having a financial relationship (such as a loan) with a lender that is a record or beneficial owner of more than 10% of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the registrant, as well as all registered investment companies advised by advisory subsidiaries of Federated Hermes, Inc., the Adviser (for which EY serves as independent public accountant), and their respective affiliates (collectively, the “Federated Hermes Fund Complex”).

EY/KPMG informed the Audit Committee that EY/KPMG believes that these lending relationships described above do not and will not impair EY/KPMG’s ability to exercise objective and impartial judgment in connection with financial statement audits of their respective funds of the registrant and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY/KPMG has been and is capable of objective and impartial judgment on all issues encompassed within EY/KPMG’s audits.

On June 20, 2016, the Division of Investment Management of the Securities and Exchange Commission (“SEC”) issued a no-action letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule matters as those described above (the “Letter”). In the Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an independent public accountant where the Loan Rule was implicated in certain specified circumstances provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the Loan Rule is implicated because of lending relationships; and (3) notwithstanding such lending relationships that implicate the Loan Rule, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The circumstances described in the Letter are substantially similar to the circumstances that implicated the Loan Rule with respect to EY/KPMG and the registrant. On September 22, 2017, the SEC extended the expiration of the Letter until the effectiveness of any amendments to the Loan Rule designed to address the concerns in the Letter. On June 18, 2019, the SEC adopted amendments (effective October 3, 2019) to the Loan Rule, which, refocus the analysis that must be conducted to determine whether an auditor is independent when the auditor has a lending relationship with certain shareholders of an audit client at any time during an audit or professional engagement period.

If it were to be determined that, with respect to the Loan Rule, the relief available under the Letter was improperly relied upon, or that the independence requirements under the federal securities laws were not complied with regarding the registrant, for certain periods, and/or given the implication of the Investment Rule for certain periods, any of the registrant’s filings with the SEC which contain financial statements of the registrant for such periods may be determined not to be consistent with or comply with applicable federal securities laws, the registrant’s ability to offer shares under its current registration statement may be impacted, and certain financial reporting and/or other covenants with, and representations and warranties to, the registrant’s lender under its committed line of credit may be impacted. Such events could have a material adverse effect on the registrant and the Federated Hermes Fund Complex.

Item 5.	Audit Committee of Listed Registrants

Not Applicable

Item 6.	Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11.	Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13.	Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Hermes Adviser Series

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date July 27, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date July 27, 2020

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date July 27, 2020